                                                                  Exhibit 10.19











                                                                    CONFIDENTIAL


                               -----------------
                                   AGREEMENT
                               -----------------



                  for digital transmission on the ASTRA system



                                    between



                     SOCIETE EUROPEENNE DES SATELLITES S.A.



                                      and



                              PCI PROGRAMMING INC.









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                                                                    CONFIDENTIAL


1.     Interpretation ......................................................   4

2.     Agreement ...........................................................   6

3.     Term ................................................................   6

4.     Charges .............................................................   6

5.     Spare TWTA ..........................................................   7

6.     Unavailability ......................................................   7

7.     Excluding Circumstances .............................................   8

8.     Interruption. Testing and Monitoring ................................   8

9.     Pre-emption .........................................................   9

10.    Use of Transponder and Encryption ...................................   9

11.    Service Information .................................................  10

12.    Compliance with Law .................................................  10

13.    SES' Authority ......................................................  10

14.    Assignment ..........................................................  10

15.    Termination .........................................................  11

16.    Effect of Termination ...............................................  11

17.    Force Majeure .......................................................  12

18.    Limitation of Liability - Exclusivity of Remedies ...................  12

19.    Indemnities .........................................................  12

20.    Confidentiality .....................................................  13

21.    Trademark - Logo and Press Releases .................................  13

22.    Notices .............................................................  13

23.    Severability ........................................................  14

24.    Waiver ..............................................................  14

25.    Entire Agreement ....................................................  14

26.    Amendment ...........................................................  14


                                                                    CONFIDENTIAL


27.     Proper Law and Jurisdiction.................................... 14

28.     Legal Opinion.................................................. 14

29.     Condition Precedent............................................ 15

30.     Marketing Cooperation.......................................... 15

SCHEDULE I:     Satellite and Transponder Description and
                Performance Specifications............................. 16

SCHEDULE II:    Customer Signals, Customer Uplink Signals
                and Uplink Facilities.................................. 18

SCHEDULE III:   Service(s)............................................. 20

SCHEDULE IV:    Monitoring............................................. 21

SCHEDULE V:     Conditional Access System.............................. 23

SCHEDULE VI:    Charges................................................ 24

SCHEDULE VII:   Priority and Pre-emption............................... 26

SCHEDULE VIII:  ASTRA Access Agreement................................. 29

SCHEDULE IX:    ASIUS.................................................. 30


                                   AGREEMENT

                              DATED 26 MARCH 1997


BETWEEN:


(1)  SOCIETE EUROPEENNE DES SATELLITES S.A.
     L-6815 Chateau de Betzdorf, Grand Duchy of Luxembourg ("SES"); and

(2)  PCI PROGRAMMING INC.
     c/o Poland Communications Inc.
     1 Commercial Plaza
     Hartford, CT 06033, USA (the "Customer")



PREAMBLE:


(A) SES is the operator of the ASTRA satellite system which comprises several satellites co-located at 19.2 degrees East for the retransmission of television and radio services;

(B) The satellite, described in Schedule I-A hereto, is part of this satellite system;


(C) The Customer wishes to use transponder capacity on a transponder of said satellite to transmit the digital services described herein on the terms and conditions set out below;


IT IS HEREBY AGREED AS FOLLOWS:


1.   INTERPRETATION


     1.1 In this Agreement, the following words and expressions shall have the meanings ascribed to them below:

            "Cahier des Charges" : the ministerial enactment (arrete ministeriel) of the Luxembourg government setting out the duties to be observed by SES in performance of the Concession;

            "Concession" : the concession contract ("Contrat de Concession") entered into by the government of Luxembourg and SES to enable SES to operate the Satellite System and any amendment thereof;

            "Customer Downlink Signals" : downlink RF(1)-QPSK(2) modulated time division

__________________________

     1      Radio frequency

     2      Quadrature phase shift kaying

                                                                   CONFIDENTIAL


            multiplexed carried carrying the Service(s) from the Customer's Transponder;

            "Customer Signals" : the bit stream, carrying the Service(s), produced by the Customer and transmitted to the Uplink Facilities for onward transmission via the Customer's Transponder and conforming to SCHEDULE II;

            "Customer Start Date" or "CSD" : the date on which the Customer has agreed to commence the transmission of the Service(s) on the Customer's Transponder, being the date upon which the Board of SES and the Government of Luxembourg have given their approval even if the Government's approval is just a preliminary one for test transmissions;

            "Customer Uplink Signals" : the RF-QPSK modulated time division multiplexed carrier, carrying the Service(s), transmitted from the Uplink Facilities to the Customer's Transponder and conforming to
            SCHEDULE II;

            "Customer's Transponder" : the transponder capacity on the Satellite as described in Schedule I-B, or any alternative transponder capacity subsequently allocated to the Customer pursuant hereto, and via which the Customer transmits the Service(s);

            "Expiry Date" : the last day of the Term;

            "LIBOR" : the one month London inter bank offered rate, applying to the currency of this Agreement, as quoted by Banque et Caisse d'Epargne de l'Etat in Luxembourg on the due date for payment;

            "Minimum Transponder Performance" : as defined in SCHEDULE I-D;

            "Operational Service Dates" or "OSD" : the date on which SES declared the Satellite operational, being 1 June 1996;

            "Payment Period" : a period of the Term in respect of which payments are payable or have been paid pursuant to SCHEDULE VI;

            "Pre-emption" : the deliberate interruption and/or cessation of the availability of a transponder by SES in accordance with the rules set out in SCHEDULE VII and "Pre-empt" shall be construed accordingly;

            "Received Signal Power" : as defined in SCHEDULE I-D;

            "Satellite" : the ASTRA IF satellite as described in SCHEDULE I-A;

            "Service(s)" : the Customer's services described in SCHEDULE III;

            "SES' Associates" : SES' officers, employees, consultants, agents, contractors or sub-contractors however it is understood that CLT/DTS performing the play-out for the Customer, are not considered as SES Associate;

            "Spare TWTA" : a spare travelling wave tube amplifier which can be switched to recover traffic on the Satellite;

            "Target Market" : as defined in SCHEDULE III;

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                                                                  CONFIDENTIAL

            "Term": the duration of this Agreement as specified in CLAUSE 3;

            "transponder": a part of the Satellite which receives, amplifies and frequency-translates the uplink signals and retransmits them as downlink signals;

            "Unavailable", "Unavailability": as defined in CLAUSE 6;

            "Uplink Facilities": all equipment and ancillary facilities used to transmit the Customer Uplink Signals to the Satellite conforming to SCHEDULE II;

            "VAT": Value added tax or any similar tax or charge.

     1.2 In case of conflict between this Agreement and the Schedules hereto, this Agreement shall prevail.

2.   AGREEMENT

     With effect from CSD SES will perform the transmission of the Customer Uplink Signals carrying the Service(s) by exclusively providing the Customer's Transponder for the purpose and monitor the digital transmission of the Customer Uplink Signals on the terms set out herein. This Agreement does not include multiplexing and uplinking. SES will make available, at SES facilities in Betzdorf, encoding, multiplexing and uplinking.

3.   TERM

     3.1 This Agreement shall begin on the date hereof and expire on the tenth (10th) anniversary of CSD.

     3.2 Either party may terminate this Agreement upon 6 months written notice if the Customer does not tarket the Polish DTH market prior to 1 January 1999. "Tarket the Polish DTH market" means that (i) the Customer shall have a licence or permit (if necessary) for its activity and (ii) actively markets and promotes DTH reception by ensuring availability in the market of decoder boxes (integrated receiver devices ("IRD's").

4.   CHARGES

     4.1 The Customer shall pay the charges set out in SCHEDULE VI as and on the dates set out therein.

     4.2 Sums overdue shall be subject to a late payment interest charge at 2% over LIBOR from the due date. The interest shall accrue on a daily basis.

     4.3 All sums payable by the Customer under SCHEDULE VI are quoted exclusive of any
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
                                                                   CONFIDENTIAL

            Vat or other tax or duties. The Customer undertakes to pay any applicable VAT, other tax or duties upon receipt of an appropriate invoice from SES.

     4.4 All sums due under this Agreement shall be paid in full without set-off, counter-claim or other deduction.

     4.5 Any sums owned by SES to the Customer for Unavailability pursuant to CLAUSE 6 shall be calculated by SES within 15 days from the date on which such an event occurred and shall be paid to the Customer within thirty (30) days thereafter. If the Customer disagrees with the amount so calculated and notified by SES, the Customer shall so notify SES in writing and the parties shall seek in good faith to resolve the disagreement. Payments for Unavailability after the due date for payment determined hereunder shall accrue interest at the rate set out in CLAUSE 4.2, unless such payments are in dispute.

     4.6 In the circumstance set out in CLAUSE 7.2, the Customer shall not be relieved of its obligation to pay the charges payable hereunder.

5.   SPARE TWTA

     If the Customer's Transponder becomes Unavailable and if a Spare TWTA is available, then, subject to the priority rules set out in SCHEDULE VII, SES shall provide its use to the Customer as soon as reasonably possible.

6.   UNAVAILABILITY

     6.1    The Customer's Transponder shall be regarded as Unavailable if:

            6.1.1 the Received Signal Power falls below the Minimum Transponder Performance by more than 1 dB;

            6.1.2 the interruption of the Service(s) pursuant to Clause 8.1 exceeds thirty (30) minutes in any calendar quarter;

            6.1.3 any failure of the Satellite or any part thereof causes an interruption of transmissions of the Service(s); or

            6.1.4 the 27.5 MS/s QPSK digital carrier at the centre frequency of the Customer's Transponder, complying fully with SCHEDULE II, which saturates the Customer's Transponder as indicated by the satellite DLA input power telemetry as specified by SES and has a 3/4 rate FEC, exhibits a Bit Error Rate worse than 10(-9) when received on a typical 60 cm antenna with no pointing error, with a G/T of no worse than 13.5 db/K located in Betzdorf, Luxembourg, under clear sky conditions. It is understood that SES shall have no obligation to monitor the bit error rate.

     6.2 During any period of Unavailability the Customer may obtain (at its cost) temporary bridging services from an alternative service provider. The Customer's payment obligations hereunder shall be suspended from the start of the period of Unavailability to the end of such period or, if later, the date the Customer's

                                                                    CONFIDENTIAL

            arrangements for bridging services in respect of such period of Unavailability come to an end, however such date shall not be later than 30 days after the end of any period of Unavailability. In this regard, SES shall refund to the Customer the pro rata temporis portion of the charges paid by the Customer for the period of Unavailability and/or the Customer shall not be liable to pay SES the pro rata temporis portion of the charges payable (but not yet paid) in respect of such period of Unavailability (as applicable).

     6.3 If the Customer's Transponder becomes Unavailable for a period of thirty (30) or more consecutive days, then the Customer may terminate the Agreement by written notice to SES (provided that such notice is sent while the Customer's Transponder is Unavailable) and CLAUSE 16.1 shall apply.

     6.4 CLAUSES 5, 6.2 and 6.3 shall be the Customer's sole remedies in the event of an Unavailability and SES shall have no other obligation.

7.   EXCLUDING CIRCUMSTANCES

     CLAUSES 6.2 and 6.3 shall not apply:

     7.1 to an Unavailability caused by an act or omission of the Customer or of the Customer's Associates;

     7.2 where the Customer Signals, the Customer Uplink Signals or the Uplink Facilities do not comply with SCHEDULE II or where the Customer Signals are not received by the Uplink Facilities or the Customer Uplink Signals are not received by the Customer's Transponder due to no fault of SES or any SES Associate.

8.   INTERRUPTION, TESTING AND MONITORING

     8.1 SES shall be entitled to interrupt the Service(s) and to require the Customer to cease transmission of the Customer Uplink Signals where necessary (i) to provide the use of a Spare TWTA, and (ii) for operational testing, maintenance, monitoring, preventive or curative repair or adjustment to be carried out either with respect to the Satellite as a whole or part thereof, or one or more of its transponders where necessary, in SES' reasonable opinion, to preserve the integrity of the Satellite or the overall quality of the satellite transmissions in the short, medium or long term. SES shall give the Customer as much notice thereof as is practicable in the circumstances and shall agree with the Customer upon the date and time of interruption wherever possible.

     8.2 SES shall be entitled to interrupt the Service(s) or to require the Customer to cease transmission of the Customer Uplink Signals if the Customer is in breach of its obligations hereunder ALWAYS PROVIDED THAT if such breach is due to a technical issue, SES shall not interrupt the Service(s) without allowing the Customer reasonable period of time to correct it, unless the technical issue either (i) is interfering with another customer of SES, (ii) could cause potentially damage or degradation to the Satellite or to its proper functioning or (iii) could affect the quality of the transmissions provided by the Satellite. Nothing in this CLAUSE 8.2 shall permit SES to interrupt the Services in circumstances where there is a bona fide

                                                                    CONFIDENTIAL


            dispute between the parties as to any fees due to be paid under this Agreement. Any such dispute, if not resolved by negotiation, shall be dealt with as provided for in CLAUSE 27.

     8.3 SES shall monitor the Customer Uplink Signals and the performance of the Customer's Transponder in accordance with the provisions of SCHEDULE TV and supply an analysis of the results when so requested by the Customer. Such data shall be limited to information which SES can reasonably be expected to obtain and which it can reveal without liability or breach of any duty to any third party. Such information shall be kept confidential.

     8.4 The Customer shall procure that the operator of the Uplink Facilities shall assist SES in making any tests to ensure that such Facilities and the Customer Uplink Signals comply with Clause 10.3.

     8.5 All Service(s) using the Customer's Transponder shall be uplinked from the same uplink antenna.

9.   PRE-EMPTION

     Intentionally deleted

10.  USE OF TRANSPONDER AND ENCRYPTION

     10.1 The frequencies for the Customer Uplink Signals and the Customer Downlink Signals initially allocated by SES shall be those stated in
            SCHEDULE I-B or notified to the Customer before CSD.

     10.2 The Customer shall, on CSD, commence transmitting the Service(s) and thereafter maintain full transmission of the majority of the Service(s) as described in SCHEDULE III. For the avoidance of doubt this Clause 10.2 is not designed to interfere with the Customer's plans for the roll out of the Service(s) and SES accepts that such plans do not envisage the transmission of a full complement of Service(s) for the first year of this Agreement and may also mean that the Customer does not have any Service(s) ready to commence transmission on CSD.

     10.3 The Customer shall procure that the Customer Signals and Customer Uplink Signals and Uplink Facilities comply with SCHEDULE II and do not interfere with or damage the Satellite or any of its transponders.

     10.4 The Customer may, if so provided in SCHEDULE V, encrypt the Customer Signals provided that the Customer, at its costs, provides SES with ten operational decoders authorised for reception and any other equipment needed to receive the Customer Downlink Signals.

     10.5 SES shall have the right, at any time, to replace the transponder carrying the Service(s) on the Satellite by another transponder on any other ASTRA satellite at the same orbital position provided that the replacement transponder has the same polarization, bandwidth and the same uplink and downlink signal frequency as the transponder used by the Customer prior to such replacement and provides Minimum Transponder Performance. Unless SES uplinks the Service(s), SES will endeavour

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
                                                                   CONFIDENTIAL


           to provide to the Customer advance notice of 24 hours to perform the necessary operations to uplink the Service(s) to the other ASTRA satellite. To avoid a Service interruption, the Customer shall take all necessary arrangements with the operator of the Uplink Facilities to accommodate such a transponder replacement and SES will either (i) move the Customer's Transponder in tandem with any other customer's transponder on the Satellite or (ii) relax the technical requirements of the Access Agreement to require only two
           (2) uplinks for the three (3) allocated customer's transponders with frequencies in the E and F bands.

    10.6 The Customer shall not use the Customer's Transponder in any way not specified in this Agreement.

11. SERVICE INFORMATION

    The Customer shall provide to SES the Service(s) information in compliance with Schedule III.

12. COMPLIANCE WITH LAW

    12.1 The Customer shall comply to all material extent with all laws, regulations or provisions relevant for the performance of this Agreement, shall, where necessary, at all times have and comply with a broadcasting license or authorization for the Service(s) and shall promptly inform SES of any material change thereof. If the Service(s) is not subject to the laws of a member of the European Union it hall, nevertheless, comply with the provisions of the "Television Without Frontiers" directive of 3 October 1989, as may be amended, as transposed into the laws of Luxembourg being currently Article 6 and Chapter IV of the Luxembourg Electronic Media Law of 27 July 1991.

    12.2 SES shall not exercise its right to terminate this Agreement under CLAUSE 15.1 by reason of non-compliance by the Customer pursuant to CLAUSE 12.1 except where such non-compliance has been determined by a court or other authority with competent jurisdiction or where otherwise requested by the Government of the Grand Duchy of Luxembourg. Moreover if compliance with Clause 12.1 would result in the contravention of any future law or regulation in the Target Market, its non-compliance with CLAUSE 12.1 shall constitute an event of force majeure.

13. SES' AUTHORITY
     This Agreement is subject to the continuing right of SES to provide the Customer's Transponder pursuant to the Concession and the Cahier des Charges. If this right is withdrawn, then this Agreement shall terminate automatically unless the Government of Luxembourg wishes to undertake SES' rights and obligations hereunder. In either case, SES shall be discharged of all liability and obligation to the Customer subject to CLAUSE 16.

14. ASSIGNMENT

    14.1 Subject to the remainder of this CLAUSE 14 the Customer shall not assign, transfer, sub-let, or otherwise allow any third party to directly or indirectly exercise its rights, in whole or in part, under this Agreement. For the purpose hereof, an assignment shall also include a change in the control of the Customer or of a substantial part of its assets or business.

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                                                                   CONFIDENTIAL


     14.2 SES hereby authorises the Customer at any time to assign its rights under this Agreement to (a) any affiliate or (b) Procable Sp Z 0. 0. ("Procable") provided that the Customer retains not less than a 33% shareholding in Procable, and in any such event on conditions that the Customer agrees to continue to be bound by all its obligations and liabilities hereunder and to hold SES harmless from any breach of this Agreement by its Assignee. For the purposes of this CLAUSE 14.2, a company will be regarded as an affiliate of the Customer if the Customer holds not less than a 50% interest in the shares or equivalent of that company or if the company holds at least 50% interest in the Customer or a company being under common control with the Customer.

     14.3 Upon SES' and the Luxembourg Government prior written consent, which shall not be unreasonably withheld or delayed, the Customer may sub-contract the benefit of this Agreement to any third party provided that (i) no such sub-contract shall relieve the Customer of its obligations and liabilities under this Agreement and the Customer shall be responsible for the acts, default and omissions of the sub-contractor, its employees and agents as fully as if they were acts, default, omissions of the Customer itself and (ii) the Customer will share revenues exceeding the charge payable in the relevant calendar year with SES on a 50/50 basis.

15.  TERMINATION

     In addition to the termination rights provided herein including without limitation the Customer's right to terminate as specified in CLAUSE 6.3, a party may terminate this Agreement forthwith by written notice if the other party:

     15.1 commits a material breach of its obligations hereunder and fails to remedy such breach (if capable of remedy) within thirty (30) days of written notice from the party requiring such breach to be remedied (for the avoidance of doubt, circumstances giving rise to the right to terminate under CLAUSE 3.2 or CLAUSE 6.3 do not constitute a material breach);

     15.2 is unable to pay its debts as they mature; becomes insolvent; is subject to bankruptcy, reorganisation, moratorium, insolvency or similar proceedings for the relief of financially distressed debtors; is subject to winding up, dissolution or liquidation (judicial or non-judicial) proceedings; voluntarily or involuntarily suspends or discontinues its business; liquidates or sells a substantial part of its assets; makes an assignment for the benefit of its creditors; or is subject to the appointment of a receiver, liquidator or other third party over its assets or business; or

     15.3 has been prevented by an event of force majeure from materially performance its obligations hereunder for sixty (60) days or more. SES will waive its right to terminate the Agreement if and for such period of time the Customer continues to pay the charge hereunder.

16.  EFFECT OF TERMINATION

     16.1 Where the Agreement is terminated (i) by the Customer, pursuant to Clauses 6.3, 15.1 or 15.2, (ii) by either party, pursuant to CLAUSE 15.3, or (iii) automatically

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                                                                    CONFIDENTIAL

            pursuant to CLAUSE 13, then SES shall refund to the Customer the pro rata temporis portion of the advance payments made by the Customer pursuant to SCHEDULE VI relating to the unexpired portion of the Payment Period in progress on the date of termination. SES may deduct from such amount all payments, taxes and duties payable to governments or other entities for which the Customer is liable hereunder and all sums owed to SES at that time.

     16.2 Where SES terminates this Agreement pursuant to CLAUSES 15.1 or 15.2, the Customer shall forthwith pay to SES any sum owed by the Customer to SES at that time and shall continue to be liable for and to pay the charge provided in Schedule VI (as if the Agreement had not been terminated) until such time as SES allocates the Customer's Transponder to another customer. SES shall have no obligation to market the Customer's Transponder in priority to unused transponder capacity on SES' satellites and for a price inferior to that payable by the Customer to SES (unless the Customer makes up for the difference); however, SES shall use its reasonable efforts to mitigate its losses. If the Customer's Transponder is allocated to another customer, SES shall refund to the Customer the pro rata temporis portion of the advance payments made by the Customer pursuant to SCHEDULE VI relating to the unexpired portion of the Payment Period in progress on the date at which the other customer starts transmitting.

17.  FORCE MAJEURE

     Neither party shall be considered to be in breach or be liable for any damage suffered by the other party or its Associates, by reason of any failure to perform any obligation hereunder if and for so long as such failure is the result of an event of force majeure. Subject to Clause 15.3, the respective obligations of both parties shall be suspended for such time as such an event prevents either party from performing its obligations.

18.  LIMITATION OF LIABILITY - EXCLUSIVITY OF REMEDIES

     18.1 Without prejudice to CLAUSES 5, 6 AND 16, SES shall not be liable to the Customer or to the Customer's Associates in any way whatsoever, except for its gross negligence ("faute lourde") or wilful misconduct ("dol").

     18.2 The remedies expressly provided in this agreement are the sole remedies available to the parties and the parties waive any other rights that they may have.


19.  INDEMNITIES

     19.1 The Customer shall totally indemnify SES and SES' Associates and customers against all claims, losses, damages, expenses arising from:

            19.1.1 damages caused to third parties as a result of a breach by the Customer of this Agreement or a civil duty;

            19.1.2 infringement of copyright, defamation, libel or invasion of privacy (or any allegation thereof) arising in the course of the use of the Customer's Transponder;

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
                                                                   CONFIDENTIAL


            19.1.3 claims in any way connected with the quality or contents of any programme or display transmitted as part of the Service(s), or with any failure, however caused, to perform an obligation owed to any person to transmit any such programme or display;

            19.1.4 infringement by the Customer by virtue of exercising its rights under this Agreement of any other third party right;

            19.1.5 damage caused to the Satellite by the Customer or the operator of the Uplink Facilities save where SES is said operator.

     19.2 A party (the "First Party") shall indemnify the other party against all claims, losses, damages or expenses arising from an infringement of patent caused by the use of any apparatus or system provided by the First Party to the other.

     19.3 Neither party shall admit any liability or make any concession in respect of any claim brought against it for which it may seek an indemnity under this CLAUSE 19 without the prior written consent of the indemnifying party and the indemnifying party shall have the right to control any such proceedings at its own costs and expenses.

20.  CONFIDENTIALITY

     Each party shall, and shall procure that its Associates shall, both throughout the Term and thereafter, keep confidential the provisions of this Agreement together with all other information disclosed on a confidential basis by the other party hereunder and shall not disclose the same to any person except when acting under a court order. Unless otherwise specified in writing, all information regarding the performance of the Satellite or the Customer's Transponder or the business affairs of the parties shall be regarded as confidential. Where necessary to secure its financing or otherwise in the legitimate course of its business, each party shall have the right to disclose this Agreement to its professional advisors, financial institutions and stock exchanges authorities.

21.  TRADEMARK - LOGO AND PRESS RELEASES

     21.1 Each party agrees to allow the other to use its trademark and logo, free of charge, throughout the Term, solely for the purpose of indicating in any document, advertising or communication made or commissioned by such party that the Service(s) is transmitted via the ASTRA satellite system.

     21.2 The parties shall agree on a press release to announce this Agreement.

22.  NOTICES

     Any notice shall be in writing and shall be sent to the address of the party to be served as above written or to such other address previously notified to the other party. All notices shall be delivered by hand, registered, or certified post or facsimile. Notices shall be deemed to have been received: (i) if delivered by hand, upon such delivery, (ii) if sent by post, (seventy-two) 72 hours after the envelope containing such notice was posted, or (iii) if sent


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                                                                   CONFIDENTIAL

     by facsimile, when the transmission of the facsimile is complete. Notices sent by facsimile shall be confirmed by letter. The initial facsimile number of the parties are: (i) SES: (352) 710 725 291, (ii) the Customer:
     (48) 22 43 56 31 or (48) 22 43 65 31.

23.  SEVERABILITY

     In the event that a provision of this Agreement is held to be invalid, inapplicable or unenforceable such provision shall be replaced by one which comes closest to the intention of the parties and the remaining provisions of this Agreement shall be unimpaired.

24.  WAIVER

     No relaxation, delay or indulgence by either party in enforcing any right under this Agreement shall operate as a waiver thereof.

25.  ENTIRE AGREEMENT

     This Agreement, with the Schedules, is the entire agreement between the parties in connection with the subject matter hereof and there are no other agreements, written or oral. This Agreement supersedes all prior understandings, representations or communications between the parties and each party declares that it has not relied on any representation except as expressly set out herein.

26.  AMENDMENT

     No provision of this Agreement may be amended, waived or terminated, nor may any breach thereof be waived otherwise than (in each case) by the express written agreement of the parties hereto. The Agreement will, where necessary, be amended to reflect the reasonable changes made by the Luxembourg Government to the Concession or the Cahier des Charges or the Luxembourg Laws.

27.  PROPER LAW AND JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of the Grand Duchy of Luxembourg and the parties hereby submit to the exclusive jurisdiction of the Luxembourg courts.

28.  LEGAL OPINION

     The Customer shall, at SES' request and cost, procure a legal opinion issued by the Customer's external counsel in favour of SES' lending institutions, in a form reasonably satisfactory to SES and its lending institutions.

                                                                   CONFIDENTIAL


29.  CONDITION PRECEDENT

     This Agreement is subject to the approval of the Board of SES, the Board of the Customer and of the Government of Luxembourg. The parties shall each use their reasonable efforts to obtain the approvals required as soon as practicable after contract signature but in any event before 30 April 1997.

30.  MARKETING COOPERATION

     Taking into account the Customer's plan to introduce into the market an aggregate amount of 500,000 IRD's during the start phase of DTH SES and the Customer shall cooperate jointly in the marketing activities for rolling out the Customer's digital services. Such cooperation shall be mutually agreed from time to time.

IN WITNESS WHEREOF the duly authorised representatives of the parties hereto have executed this agreement in two originals on the date first before written.

PCI PROGRAMMING INC.                     SOCIETE EUROPEENNE DES SATELLITES S.A.


/s/ Robert E. Fowler, III                /s/ Romain Bausch
-------------------------                ----------------------------
By:                                      Romain Bausch
Title:                                   Director General

                                                                   CONFIDENTIAL

SCHEDULE I: SATELLITE AND TRANSPONDER DESCRIPTION AND PERFORMANCE SPECIFICATIONS

A.   ASTRA 1F SATELLITE DESCRIPTION

1.   Satellite Manufacturer                  :   Hughes Communications Int. Inc.

2.   Expected Fuel Lifetime (from OSD)       :   15 years

3.   Satellite Station-keeping accuracy      :   Longitude +/- 0.10 degrees
                                                 Inclination +/- 0.10 degrees

4.   Stabilisation System                    :   3 axis

5.   Designed Channel Capacity               :

     A maximum of 22 transponders at start of life reducing to 20 transponders at end of life can be operated simultaneously. All transponders are eclipse protected and may be selected from the following configurations:

     40 transponders in the 17300 - 18100 MHz uplink and 11700 - 12500 MHz downlink frequency bank, 16 transponders in the 14250 - 14500 MHz uplink and 11200 - 11450 MHz downlink frequency bann (ASTRA-1A backup).

6.   Polarization                             :   Dual Linear

7.   Cross-polarization isolation (for areas
     within the 50 dBW e.i.r.p. contour) on
     vertical and horizontal transponders     :   Typical 30 dB

For the avoidance of doubt, the specifications set out in Parts B and C below shall constitute part of the terms and conditions of this Agreement but the description of the Satellite in this Part A is for the Customer's information only and shall not constitute any term or condition of this Agreement.

B.   SPECIFIC DESCRIPTION OF TRANSPONDER USE
1.   Initial transponder number on the Satellite   :   95

2.   Customer Uplink Signal frequency              :   17904.50 MHz

3.   Customer Downlink Signal frequency            :   12304.50 MHz

4.   Capacity provided                             :   27.5 MS/s QPSK
5.   Hours of transmission                         :   24 hours per day.

6.   Pre-emptibility status                        :   See SCHEDULE VII-A

7.   Polarisation                                  :   Horizontal

C.   ORBITAL POSITION AND TRANSPONDER BANDWIDTH

1.   Orbital position                              :   19.2 degrees East

                                                                    CONFIDENTIAL


2.   Usable Transponder bandwidth     :     33 MHz (in the band 12.10 to 12.50
                                            GHz)

D.   TRANSPONDER PERFORMANCE


1. "MINIMUM TRANSPONDER PERFORMANCE" is defined as a satellite single carrier saturation e.i.r.p. measured under clear sky conditions by a measurement test set-up according to standard engineering practice as described in
     Schedule I-E of (all figures in dBW):

     City             F-Band           F-band on
                      on ASTRA 1F      ASTRA 1G
     ----             -----------      ---------
     Bialystok        50               50
     Gdansk           52.5             50.5
     Kielce           52               51.5
     Krakow           52               52
     Lublin           50               51
     Olsztyn          52               50.5
     Radom            51.5             51.5
     Warsaw           51.5             51
     Wroclaw          52.5             52
     Betzdorf         51               51

     It is understood that SES shall have no obligation to monitor or measure the Minimum Transponder Performance in any sites listed above save for Betzdorf.

2. "RECEIVED SIGNAL POWER" is defined as signal power in dBW on the ground in Luxembourg measured by a measurement test set-up according to standard engineering practice as described in Schedule I-E. If the measurement is not performed under clear sky conditions, the measured value shall be corrected to account for the effect of weather and propagation conditions.

3. The Minimum Transponder Performance and Received Signal Power shall be those measured or otherwise ascertained where the Customer is complying or procuring compliance with SCHEDULE II.

E.   MEASUREMENT TEST SET-UP AND STANDARD ENGINEERING PRACTICE

     The saturated transponder e.i.r.p. and Received Signal Power is measured under all weather conditions at the SES Satellite Control Facility in Betzdorf, Luxembourg. The measured e.i.r.p. for the Customer's Transponder is kept on record.

     In order to accurately determine each transponder e.i.r.p., a measurement set-up consisting of a calibrated fluxmeter and radiometer is used. The fluxmeter measures the power flux density of earth surface created by each individual satellite transponder.

     The radiometer measures atmospheric attenuation along the satellite path, assuming the atmosphere to be an absorbing homogeneous medium at a constant temperature. Atmospheric attenuation is measured at the beginning of each e.i.r.p. measurement cycle.

     The fluxmeter uses a calibrated antenna, with a calibrated RF measurement subsystem comprising, among others, a LNA, a down converter and a true RMS power sensor. A 33 MHz selectivity bandpass filter is used to reduce errors due to adjacent channel interference during e.i.r.p. measurements.

                                                                    CONFIDENTIAL

SCHEDULE II:     CUSTOMER SIGNALS, CUSTOMER UPLINK SIGNALS AND UPLINK FACILITIES

A.   SPECIFICATIONS OF CUSTOMER SIGNALS AND CUSTOMER UPLINK SIGNALS

     To ensure consistent and uniform reception of high quality video, audio and data services by the users of ASTRA transmitted services, and to allow full inter-operability between different manufacturer's equipment, SES requires each Customer Signal and Customer Uplink Signal to meet the applicable provisions of the following specifications:

     ISO/IEC 13818-1/-2/-3

     Generic coding of moving pictures and associated audio (Part 1: Systems;
     Part 2: Video and Part 3: Audio).

     ETS 300 421

     Digital broadcasting systems for television, sound and data services: framing structure, channel coding and modulation for 11/12 GHz satellite services.

     ETS 300 468

     Digital broadcasting systems for television, sound and data services; specification for Service Information (SI) in Digital Video Broadcasting
     (DVB) Systems.

     ETR 154

     Implementation guidelines for the use of MPEG-2 Systems, video and audio in satellite and cable broadcasting applications.

     ETR 211

     Guidelines on implementation and usage of service information.

     The Customer agrees to transmit the ASTRA Network Information Table
     ("NIT") as described in SCHEDULE IX. More specifically, the Customer
     Uplink Signals shall automatically update its transmitted NIT to reflect any changes of the ASTRA NIT. However, the Customer may modify the parts of the NIT describing the Customer Uplink Signals (e.g. addition of service list descriptor).

B.   CUSTOMER SIGNALS

1. Video source coding shall be as specified in MPEG-2 main profile/main level.

2. Audio source coding shall be as specified in ISO/IEC 13818-3 and as defined in ETR 154.

C.   CUSTOMER UPLINK SIGNAL AND UPLINK FACILITIES

     The Customer shall comply with the specifications and parameters set-out in the ASTRA Access Agreement, a copy of which has been separately provided to the Customer, which may be amended by SES, as necessary, provided that such amendment also applies to other customers on the Satellite.

     More specifically, the Customer Uplink Signals and the Uplink Facilities having access to

                                                                   CONFIDENTIAL


    the ASTRA satellite shall meet the performance requirements established in the ASTRA Access Agreement. SES will provide a reasonable prior notice for any amendment requiring a change of hardware.

    The following parameters shall also be met:

1.  EARTH STATION EIRP

    For access to the Satellite, the Uplink Facilities must be able to produce a minimum earth station e.i.r.p. of to be notified by SES to the Customer once the Customer has informed SES of the uplink site dBW per RF channel for transmissions originated from to be notified by the Customer to SES before OSD.

    However, given that the Service(s) can be transferred to another ASTRA satellite, pursuant to Clause 10.5, such transfer may require a separate earth station and the Customer should note that for such satellite the Uplink Facilities must be able to produce a minimum earth station e.i.r.p. to be determined by SES, which may differ from that of the earth station which accesses the Satellite.

2.  TRANSMISSION STANDARD

    The transmission standard used for the video, audio, and data services shall be in accordance with the specifications given in Section A above.

                                                                   CONFIDENTIAL


SCHEDULE III:    SERVICE(S) (CLAUSE 10)

The Customer's Transponder shall be used exclusively for the transmission of the following packages of television services, and related audio, and other services as specified below all of them targeting at the general public located within the Target Market. The expression "Target Market" means any or all of the following countries: Poland, Czech Republic, Slovakia, Hungary, Romania, Moldova, Bulgaria, Belarus, Russia, Ukraine, Estonia, Latvia, Lithuania, Slovenia, Croatia, Bosnia Herzegovina, Yugoslavia, Macedonia and Albania. It is understood that those countries are only to such extent part of the Target Market as they are covered by the Satellite footprint.

A. PAY-PER-VIEW SERVICES, being television services for which the viewer pays on the basis of the actual consumption.

B. PAY TV SERVICES, being encrypted television services available upon subscription.

C. UNENCRYPTED SERVICES, being television services available without any special decoding equipment.

D.   OTHER SERVICES: [TBD]

For each service considered, the Customer shall provide SES with the name of the service, the types of service (pay-per-view, pay TV, unencrypted), the nature of the programming and the language(s) of the service.

The above information, for any given Service, shall be provided at least 30 days before the proposed start date for the Service and shall be subject to SES' consent which shall not be unreasonably withheld or delayed and, where required, to the approval of the Government of Luxembourg. Any change of service shall be subject to the prior written consent of SES which shall not be unreasonably withheld or delayed.

                                                                    CONFIDENTIAL

SCHEDULE IV:     MONITORING (CLAUSE 8)

In addition to performing the activities related to controlling the Satellite, SES will also monitor all the transmissions through all its transponders as described below.

SES will maintain a Network Operations Centre (NOC) capable of monitoring the Received Signal Power of the Customer's Transponder on a continual basis in order to produce a computerized record of the RF characteristics of the Customer's Transponder.

As part of these activities, SES conducts a quarterly test using its In Orbit Test System (IOTS) of the performance of each transponder on the ASTRA satellite system. This test will necessitate that the Customer's Uplink Signal be switched off during selected periods of time in accordance with Clause 8.1 for not more than thirty (30) minutes at a time.

If a problem is detected, the NOC Operators will initiate and co-ordinate corrective measures in co-operation with the Uplink Facility which is transmitting the Customer Uplink Signals.

The NOC's specific functions and responsibilities will include:

--   Receiving and handling reports of Unavailability from customers.

-- Co-ordinating the remedy of the reported difficulty and initiating any necessary procedures required to restore lost or impaired service in the most expedient manner

-- Maintaining a complete and accurate record of all reported and observed service failures, impairments, and customer contacts

-- Co-ordinating the overall line-up, pre-service tests, and actual provisions of service

-- Arranging the routine monitoring of the Customer's Transponder as described above

-- Ensuring that any potential events that may affect the operation of the Satellite as a whole or of the Customer's Transponder (sun transit, routine testing, etc.) are notified to the Customer as soon as practicable and in advance if possible

The reporting points for operational purposes shall be:

At the Customer:     c/o Baker McKenzie
                     ul. Dluga 26/28
                     00-238 Warsaw
                     Tel:   (48) 22 635 3521
                            (48) 22 635 4111
                     Fax:   (48) 22 635 9447
                            (48) 39 121 1213

At SES:              Network Operations Centre
                     Satellite Control Facility
                     L-6815 Chateau de Betzdorf
                     Luxembourg
                     Tel: for urgent problems only:
                              (352) 710 152
                     Tel: for normal operating and general use:

                                                                 CONFIDENTIAL




                     Tel:   (352) 710 725-344
                     Fax:   (352) 710 725-227
                            (352) 710 725-213

                     Attn:  Head Network Operations Centre

The above telephone and facsimile numbers are subject to change by SES or the Customer.

                                                                   CONFIDENTIAL


SCHEDULE V:    CONDITIONAL ACCESS SYSTEM

The Customer may encrypt the Customer Signals using such system as it shall reasonably select, in conjunction with SES, SES' approval not to be unreasonably withheld or delayed. The conditional access system selected shall be DVB compliant (based upon the DVB common scrambling algorithm and mechanisms). A conditional access system cannot be applied to the Customer Signals during the time period where SES provides, in its ground station in Betzdorf, encoding and multiplexing of the Customer Signals.

                                                                   CONFIDENTIAL

SCHEDULE VI: CHARGES (CLAUSE 4)


A. The charge payable by the Customer to SES in each year of this Agreement (being a year which commences on CSD or any anniversary of that date) shall be the sum of the fees to be determined in accordance with paragraphs (i) and (ii), subject always to paragraph (iii):


      (i) At the Customer's election (the Customer to notify SES of its election not less than thirty (30) days prior to the commencement of each year of this Agreement) either:



                   -    an annual fixed fee of * USD or
                   -    a monthly fixed fee of * USD.



           The annual fixed fee (when payable) shall be paid on the first day of the relevant year of this Agreement. The monthly fixed fee (when payable) shall be payable on the first day of each month of the relevant year of this Agreement. The Customer hereby elects to pay the monthly fixed fee in the first year of this Agreement, the first payment of which shall be on CSD.


      (ii) A variable fee of * USD for each qualifying digital household up to * such households and * USD for each qualifying digital household exceeding * such households ALWAYS PROVIDED that on or from 31 March 1999 until the Expiry Date, there shall be deemed to be not less than * qualifying digital households irrespective of the actual number of such households. The expression "qualifying digital household" means any household located in which the occupant has a current contract with the Customer or one of its affiliates or authorized agents or distributors which gives him the right to receive any services of the Customer and/or any affiliates of the Customer that are transmitted using the Customer's Transponder by means of direct pick-up by the occupant (via direct-to-home) of the digital signal on an IRD available in the Target Market.


           Following determination of the number of qualifying digital households at the end of the calendar year ending in the relevant year of this Agreement, the variable payment will be payable on the average number of houses of the said calendar year (2 point average) thirty (30) days after notification. For the calendar year ending in the first year of this Agreement, the 2 point average will start at zero. Consequently the number of qualifying digital households for the first year of this Agreement will be half of the number calculated at the end of that calendar year.

           In the first and last year of this Agreement, the variable payment will be the number of qualifying digital households multiplied by the appropriate rate(s) adjusted to the number of months in the relevant calendar year since CSD or until the Expiry Date (as applicable).


           Any calculation of the number of qualifying digital households shall be verified by an independent auditor to be agreed upon by the parties.
     (iii) The aggregate charges payable by the Customer to SES in any year shall not exceed 6,750,000 USD.


     [*confidential treatment requested; omitted portions have been filed separately with the Securities and Exchange Commission]


B. The Customer shall effect payment of all charges to the bank account identified by SES in the corresponding invoice.

C. The daily rate of charge to be applied for the purposes of calculating any refund to be made pursuant to CLAUSE 6 of the Agreement shall be the aggregate charges payable for the Payment Period in the course of which an Unavailability occurred divided by the number of

                                                                   CONFIDENTIAL

days contained in said Payment Period

                                                                   CONFIDENTIAL


SCHEDULE VII:    PRIORITY AND PRE-EMPTION

A - CUSTOMER STATUS

The Customer shall have the status of: Non-pre-emptible Customer as defined in PART B below.

B - CATEGORIES OF USE

SES' customers using the ASTRA satellite system shall be accorded (for each transponder used) priority status as: Protected, Non-Pre-emptible or Pre-emptible.

1.   Protected Customers:

     a.   will not be subject to pre-emption by other customers;

     b. will be entitled to be provided with the use of a back-up transponder (this will require the pre-emption of Pre-emptible Customer); and

     c. shall have the benefit of Spare TWTAs, in preference to certain other customers, as set out in PART C below.

2.   Non-Pre-emptible Customers:

     a.   will not be subject to pre-emption themselves;

     b.   will have no rights of pre-emption themselves; and

     c.   shall have the benefit of Spare TWTAs as set out in PART C below.

3.   Pre-emptible Customers:

     a.   have not rights of pre-emption themselves;

     b. may have their transponder pre-empted, as set out in PART D below, in order to provide a back-up transponder to a Protected Customer; and

     c. shall have the benefit of Spare TWTAs, but subject to the rights of other customers in this Schedule, as set out in PART C below.

C.   PRIORITY RULES FOR SPARE TWTAs

As a general rule, Spare TWTAs on the Satellite will be provided on a first failed/first served basis.

However, in the event of simultaneous transponder failures (or where the sequences of failures cannot be determined) on the Satellite, and if the number of failures exceeds the number of available Spare TWTAs, then the following rules shall apply:

1. Protected Customers have priority over Non-Pre-emptible Customers who, in turn, have priority over Pre-emptible Customers.

2. Where, pursuant to this Schedule, conflicting rights to Spare TWTAs arise between customers with the same priority status, priority shall be given in accordance with the following rules:

                                                                    CONFIDENTIAL

     a. customers whose service starts on the Operational Service Date ("OSD CUSTOMER") shall have priority over those whose service starts at a date after such Operational Service Date;

     b. between OSD Customers, priority shall be determined by reference to the expiry dates of their contracts so that the customers with the later dates of expiry have priority over customers with earlier expiry dates;

     c. between OSD Customers whose contracts expire on the same date, priority shall be determined by reference to the dates on which they signed contracts for the use of a transponder, so that the customers who signed earlier have priority over those who signed later;

     d. between customers whose services start after the Operational Service Date ("POST OSD CUSTOMERS"), priority shall be determined by reference to the customer start dates, so that the customers with earlier customer start dates shall have priority over customers with later customer start dates;

     e. between Post OSD Customers who have the same customer start dates, priority shall be determined in the same manner as applicable for OSD Customers under PARAGRAPH 2(b) and (c) above; and

     f. between customers originating from different satellites (i.e. customers whose initial transponder was located on an ASTRA satellite other than the Satellite), priority shall be determined by reference to their respective start date on their respective initial satellite, so that the customers with earlier customer start dates shall have priority over customers with later customer start dates.

3. For the purpose of the above rules, (i) the expiry date of a contract shall, in case of extension of the contract, refer to the extended expiry date, and (ii) the customer start date refers to the start date of a customer's initial service and is not affected by any subsequent change of the service transmitted under a given customer contract.

D. PRE-EMPTION RULES

1. If PART A above provides that the Customer has the status of Pre-emptible Customer, then the Customer's Transponder shall be pre-emptible on the terms set out below.

2.   a.   SES shall have the right to pre-empt the Customer's Transponder to provide back-up capacity to restore the service of a Protected Transponder in respect of which SES is contractually bound to provide back-up capacity at the time pre-emption occurs and if there is no Spare TWTA that can be used to restore the Protected Transponder's service.

     b. As used herein, "PROTECTED TRANSPONDER" means the transponder of a Protected Customer on another ASTRA satellite, to be nominated by SES and notified by SES to the Customer at any time, the protection of which directly or indirectly requires the pre-emption of the Customer's Transponder. There may be several Protected Transponders nominated by SES, provided that each is on a different ASTRA satellite. SES may increase or reduce the number of Protected Transponders at any time by giving prior written notice to the Customer.

3.   To Pre-empt the Customer's Transponder:

     a. SES will give the Customer at least 24 hours advance warning (by fax or phone) of

                                                                   CONFIDENTIAL


          such pre-emption save in the event of consecutive failures of a Protected Transponder, in which case such pre-emption warning may be shorter, it being understood that SES will keep the Customer informed of the status of the Protected Transponders affected by such consecutive failures; and

     b. at the expiry of the aforementioned advance warning, SES shall have the right to forthwith interrupt the transmission of all video and audio services using the Customer's Transponder and the Customer shall therefore forthwith, upon SES' request, interrupt the transmission of the Customer Uplink Signal. SES shall in addition have the right to interrupt the reception of the Customer Uplink Signals by the Customer's Transponder.

4. The Customer shall comply diligently with SES' instructions for the purpose of implementing the pre-emption and shall require the operator of the Uplink Facilities to do the same.

5.   a.   If SES pre-empts the Customer's Transponder, then, at that time, SES'
          obligation to provide the use of the Customer's Transponder, and the Customer's obligation to pay the corresponding charge, shall be suspended. The Agreement shall terminate 30 days after the pre-emption date unless SES, within this period, restores the Protected Transponder in respect of which pre-emption was implemented. If such restoration occurs after this 30 days period, then SES shall offer the Customer's Transponder back to the Customer on the terms set out in this Agreement for the outstanding period of Term. The Customer shall have fifteen (15) days to accept SES' offer.

     b.   Upon termination of the Agreement pursuant hereto, as the case may be,

          i. SES shall refund to the Customer the pro rata temporis portion of the advance payments made by the Customer pursuant to Schedule VI and relating to the unexpired portion of the period (in respect of which the Customer has paid in advance) in progress on the date of pre-emption; or

          ii. the Customer shall pay to SES all outstanding sums owed to SES at the time of termination.

6.   a.   The Customer shall fully cooperate with SES for the exercise, by SES, of its right of pre-emption provided herein and shall not raise any objection, initiate any legal proceedings against SES or the Protected Customer benefiting from the pre-emption, or take other steps, to prevent, delay or obstruct the exercise of this right and the Customer shall be liable for all damages suffered by SES or such Protected Customer in connection therewith.

     b. The Customer shall not make any claim against SES or the Protected Customer benefiting from the pre-emption in connection with the exercise, by SES, of its right of pre-emption and shall indemnify SES against any related third party claim.

                                                                   CONFIDENTIAL


SCHEDULE VIII.  ASTRA ACCESS AGREEMENT

                                                                   CONFIDENTIAL



SCHEDULE IX:    ASIUS

                                  ASTRA LOGO


                            ASTRA ACCESS AGREEMENT


                        PERFORMANCE CHARACTERISTICS OF
                       EARTH STATIONS HAVING ACCESS TO
                               ASTRA SATELLITES


-------------------------------------------------------------------------------
ASTRA Access Agreement                        SOCIETE EUROPEENNE DES SATELLITES
1 AUGUST 1996                                 CONFIDENTIAL          PROPRIETARY

                                     CONTENTS

1.    INTRODUCTION ..........................................................  1
2.    ANTENNA SYSTEM ........................................................  2
      2.1.  General .........................................................  2
      2.2.  Frequency Range .................................................  2
      2.3.  Off-axis Antenna Gain Pattern ...................................  4
      2.4.  Polarisation ....................................................  4
      2.5.  Motorisation, Antenna Pointing and Tracking .....................  4

3.    RF EQUIPMENT ..........................................................  5
      3.1.  Frequency Range and Agility .....................................  5
      3.2.  E.i.r.p. Capability .............................................  5
      3.3.  Transmitter Inhibit .............................................  5
      3.4.  Out-of-Band e.i.r.p. Emission ...................................  6
      3.5.  Off-axis e.i.r.p. Density .......................................  6
      3.6.  Frequency Stability .............................................  6

4.    AMPLITUDE AND GROUP DELAY DISTORTIONS .................................  7
      4.1.  FM TV transmission in FSS and BSS bands .........................  7
      4.2.  Digital transmission in FSS and BSS bands .......................  8
      4.3.  Group Delay Equalisation ........................................  9

5.    BASEBAND PARAMETERS FOR FM TV TRANSMISSION ............................ 10
      5.1.  General ......................................................... 10
      5.2.  PAL Transmission Standard ....................................... 10
            5.2.1. Video Signal ............................................. 10
                   5.2.1.1. Frequency Deviation ............................. 10
                   5.2.1.2. Energy Dispersal ................................ 10
                   5.2.1.3. Pre-emphasis .................................... 11
            5.2.2. On-line Testing .......................................... 11
            5.2.3. Audio Signals ............................................ 11
                   5.2.3.1. Audio Channel Modes ............................. 11
                   5.2.3.2. Subcarrier Frequency ............................ 15
                   5.2.3.3. Subcarrier Bandwidth ............................ 16
                   5.2.3.4. Subcarrier Modulation Index ..................... 16
                   5.2.3.5. Analogue Audio .................................. 16
                            5.2.3.5.1. Analogue Audio Deviation ............. 16
                            5.2.3.5.2. Analogue Audio Bandwidth ............. 16
                            5.2.3.5.3. Pre-emphasis ......................... 16
                   5.2.3.6. Digital Audio ................................... 17
                            5.2.3.6.1. Sampling Method ...................... 17
                            5.2.3.6.2. Modulation Method .................... 17
                            5.2.3.6.3. Auxiliary Data ....................... 17
                   5.2.3.7. Network Control Carrier ......................... 17
            5.2.4. Teletext ................................................. 17


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                                       I

                                    CONTENTS

6.    CHANNEL CODING, MODULATION, MULTIPLEXING AND SOURCE
      CODING FOR DIGITAL SERVICES ........................................... 18
      6.1.  General ......................................................... 18
      6.2.  Modulation ...................................................... 18
            6.2.1. BSS bands ................................................ 18
            6.2.2. FSS bands ................................................ 18
            6.2.3. Earth Station Degradation ................................ 18
      6.3.  Channel coding .................................................. 18
      6.4.  Power Spectrum Density Mask ..................................... 19
            6.4.1. BSS Bands ................................................ 19
            6.4.2. FSS Bands ................................................ 19
      6.5.  Multiplexing .................................................... 20
            6.5.1. General .................................................. 20
            6.5.2. Transport Stream ......................................... 20
            6.5.3. Service Information ...................................... 20
      6.6.  Source Coding ................................................... 21

7.    ASTRA SATELLITE INFORMATION ........................................... 22
      7.1.  ASTRA 1 series .................................................. 22
            7.1.1. ASTRA 1 Transponder Frequency Plan ....................... 22
      7.2.  ASTRA 2 series .................................................. 31
            7.2.1. ASTRA 2 Transponder Frequency Plan ....................... 31

8.    ORBITAL POSITION/STATION KEEPING ...................................... 35

9.    BEACON INFORMATION .................................................... 35
      9.1.  ASTRA 1A and ASTRA 1B Beacon Details ............................ 36
      9.2.  ASTRA 1C, 1D, 1E, 1F, 1G and 1H Beacon Details .................. 36
      9.3.  ASTRA 2A Beacon Details ......................................... 36
      9.4.  ASTRA 2B Beacon Details ......................................... 37

Annex 1 ..................................................................... 38
      MULTIPLEX DIAGNOSTIC TABLE (MDT) ...................................... 38



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                                       II

1.    INTRODUCTION

In order to access an ASTRA satellite, approval must first be obtained from Societe Europeenne des Satellites - SES. The purpose of this approval is to control the technical parameters of the Uplink Facilities and Customer's Uplink Signal, to ensure that the following objectives are met:

--   The desired signal quality and availability are achieved;

-- Harmful interference is not produced in the other transmissions carried by any ASTRA spacecraft;

-- The interference produced in other satellite systems will not exceed the coordinated levels.

This document outlines the specifications established by SES in order to achieve those objectives. Access to a specific ASTRA satellite will only be granted after compliance to the specifications has been demonstrated to the satisfaction of SES.

In case of contradiction between the ASTRA Access Agreement and the Customer's Transponder Agreement, the latter shall prevail.

The following definitions are utilised in this document:

OPERATOR -- Person, firm, corporation or other legal entity using an ASTRA transponder.

SATELLITE CONTROL FACILITY (SCF) -- SES earth station complex located at Betzdorf, Grand Duchy of Luxembourg.

DIGITAL TRANSMISSION FACILITY (DTF) -- Part of the SES earth station complex, located at Betzdorf, Grand Duchy of Luxembourg, in which digital services are handled.

ANALOGUE NETWORK OPERATIONS CENTRE (NOC) -- The monitor and control centre for all analogue ASTRA services, located at the SCF. This provides a 24 hour monitor and control network reporting point for service quality monitoring and problem resolution for the ASTRA analogue satellites.

DIGITAL NETWORK OPERATIONS CENTRE (DINO) -- The monitor and control centre for all ASTRA digital services, located at the DTF. This provides a 24 hour monitor and control network reporting point for service quality monitoring and problem resolution for the ASTRA digital satellites.

REFERENCE STANDARD EARTH STATION (RSES) -- These stations are highly maintained up- and downlinks to be used in developing baseline performance standards for transmission carried by the ASTRA satellites.

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

                                REFERENCE STANDARD
              SATELLITE            EARTH STATION
              ---------         ------------------

              ASTRA 1A..................BTZ #2
              ASTRA 1B..................BTZ #3
              ASTRA 1C..................BTZ #4
              ASTRA 1D..................BTZ #5
              ASTRA 1E..................BTZ #6
              ASTRA 1F..................BTZ #10
              ASTRA 1G..................BTZ #12
              ASTRA 1H..................BTZ #14
              ASTRA 2A..................BTZ #13
              ASTRA 2B..................BTZ #15


              Table 1. ASTRA Reference Standard Earth Stations

2.    ANTENNA SYSTEM

2.1.  GENERAL

A dedicated antenna system shall be used for access to any ASTRA satellite. Simultaneous access to two or more ASTRA satellites by a single antenna system is not permitted, but it is permitted for one antenna to access a single spacecraft in both the FSS and BSS bands. By using a dedicated antenna system as specified herein for a given ASTRA satellite, link performance in terms of uplink and downlink Carrier/Thermal Noise (C/N) and Carrier/Cross Polar Interference (C/X) can be maintained.

2.2.  FREQUENCY RANGE

The antenna system is required to meet all the specifications set in the next items operating in the appropriate FSS or BSS frequency range.

The uplink frequency ranges for the different ASTRA satellites (primary and back-up bands) are shown in the following Table 2.

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

                                   FSS                               BSS
             ----------------------------------------------    ----------------
Satellite       12.75-13.25    13.75-14.00    14.00-14.50         17.30-18.10
---------    ----------------------------------------------    ----------------
ASTRA 1A.....                                        A-Band
ASTRA 1B.....                              B-Band
ASTRA 1C.....          C-Band                        A-Band
ASTRA 1D.....D-Band    C-Band              B-Band              E-Band
ASTRA 1E.....D-Band    C-Band              B-Band              E-Band
ASTRA 1F.....                                        A-Band    E-Band    F-Band
ASTRA 1G.....                    G-Band                        E-Band    F-Band
ASTRA 1H.....                    G-Band                        E-Band    F-Band
ASTRA 2A.....                    G-Band                        E-Band    F-Band
ASTRA 2B.....                    G-Band    B-Band              E-Band    F-Band

                     TABLE 2. ASTRA UPLINK FREQUENCY BANDS

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
2.3  OFF-AXIS ANTENNA GAIN PATTERN

The gain, (expressed in dBi), relative to an isotropic antenna, at any off-axis angle (-) (expressed in degrees) shall comply with the following:


FREQUENCY RANGE (GHz)       GAIN (dBI)              ANGULAR RANGE
---------------------       ----------              -------------
14.00 - 14.50.......  G</- 29 - 25 log (-)     1 degree  < (-) </- 20 degrees
                      G</- 32 - 25 log (-)    20 degrees < (-) </- 48 degrees
                      G</- -10                48 degrees < (-) </- 180 degrees

12.75 - 13.25.......  G</- 29 - 25 log (-)   0.5 degree  < (-) </- 36.3 degrees
13.75 - 14.00.......  G</- -10              36.3 degrees < (-) </- 180 degrees

17.30 - 18.10.......  G</- 29 - 25 log (-)     1 degree  < (-) </- 36.3 degrees
                      G</- -10              36.3 degrees < (-) </- 180 degrees

2.4.  POLARISATION

The ASTRA satellites employ dual linear orthogonal polarisation. The antenna polarisation angle will be set with SES during service line-up, following the appropriate procedure established by the NOC and the DINO. The cross-polarised signal component transmitted by the antenna shall be as specified below:

                                FSS band: 30 dB
                                BSS band: 35 db

2.5.  MOTORISATION, ANTENNA POINTING AND TRACKING

Permanent uplink antennas shall be motorised in both azimuth and elevation to enable rapid repointing in case of necessity, and to facilitate accurate antenna pattern measurements.

Further, the utilisation of a suitable tracking system is recommended in order to meet the e.i.r.p. stability requirement specified in the following section
3.2. The tracking system design shall be based on the ASTRA satellite station keeping and beacon frequency parameters, which are presented in sections 8 and 9 respectively. It shall guarantee the clear sky polarisation value specified in the previous section 2.4.

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
3.    RF EQUIPMENT

The RF equipment, including any redundant equipment, is required to meet all the specifications set out in the following sections 3.1 to 3.6.

3.1.  FREQUENCY RANGE AND AGILITY

It shall be possible to set the carrier centre frequency to within +/- 125 kHz.

3.2.  E.I.R.P. CAPABILITY

The e.i.r.p. will be established by SES based on the utilised channel and on the uplink geographical location.

It is expected that SES may request changes in the earth station e.i.r.p. during the course of the contract, to account for changes in the transponder performance over its lifetime, utilisation of redundant units or utilisation of a different transponder.

The uplink e.i.r.p. stability shall be equal to or better than +/- 0.5 dB including antenna pointing and tracking errors.

Means shall be provided to allow adjustment of the carrier level to within 0.5 dB of the specified value.

3.3.  TRANSMITTER INHIBIT

Operators accessing ASTRA satellites may be required by the NOC or the DINO to shut down a transmission in the case where it is producing harmful interference into other transmissions. Shut down of a transmission may also be required to allow the switching into operation of redundant units in the satellite.

In order to comply with this requirement, the Operator shall provide continuous manning of the uplink site or a remote control system to another location which will be manned continuously.

The transmitter shall utilise a system which automatically inhibits the transmission of a chain upon the detection of failure conditions such as loss of phase lock on an upconverter or excessive HPA transmit power. This system may also be designed to, alternatively, switch the transmission to a stand-by chain.


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
3.4.  OUT-OF-BAND e.i.r.p. EMISSION

Earth station out-of-band emissions are additional sources of interference for other carriers utilising ASTRA transponders. The two contributions to out-of-band e.i.r.p. emission are spurious output and intermodulation products. Note that the specification applies across all ASTRA uplink bands (both FSS and BSS) for all stations. The specified limits for these two contributions are the following:

-- The out-of-band on-axis e.i.r.p. emissions in the 12.75 - 13.25, 13.75 -
   14.50, and 17.30 - 18.10 GHz bands, resulting from spurious output, must not exceed 4.0 dBW/4 kHz;

-- The out-of-band on-axis e.i.r.p. emissions in the 12.75 - 13.25, 13.75 -
   14.50, and 17.30 - 18.10 GHz bands, resulting from intermodulation products, must not exceed 12.0 dBW/4 kHz.

3.5.  OFF-AXIS e.i.r.p. DENSITY

This parameter has a direct impact on the interference produced in other satellite systems. In order to keep this interference within acceptable levels, the earth station must comply with the following e.i.r.p. limits. The off-axis angle, (-), is referred to the main lobe axis, in degrees.

For the frequency range 14.00-14.50 GHz, based on ITU-R Report 1001:

     35 - 25log (-) dBW/40 kHz      for 2.5 degrees </- (-) </-  48 degrees
     -7             dBW/40 kHz      for 48  degrees <   (-) </- 180 degrees

For the frequency range 12.75 - 13.25 GHz based on the ITU Appendix 30B planned limits (averaged over the necessary bandwidth of 26 MHz):

     -25 - 25log (-) dBw/Hz       for 0.5 degrees </- (-) </- 36.3 degrees
     -64             dBW/Hz       for 36.3 degrees < (-) </- 180 degrees

For the frequency range 13.75 - 14.00 GHz, the antenna must fully comply with the antenna specification (section 2.3).

For the frequency range 17.30 - 18.10 GHz, the input power to the antenna shall not exceed 30 dBW in a single transponder, and the antenna must conform fully with the antenna specification (section 2.3).

3.6.  FREQUENCY STABILITY

The RF frequency tolerance of the transmitted carrier shall be equal to or better than +/- 150 kHz, long and short term stability.

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                                       6

4.   AMPLITUDE AND GROUP DELAY DISTORTIONS

4.1. FM TV TRANSMISSION IN FSS AND BSS BANDS

The earth station IF uplink filter shall be provided in the uplink chain and shall conform to the amplitude limits shown in Figure 4.1.1.

The group delay produced by transmit earth station IF and RF equipment - including the up-converter, IF filter, HPA, RF filter combiners, feed and transmission lines - shall be equalised to the limits given in Figure 4.1.2.

                                [FIGURE 146A]


         FREQUENCY (MHz)                    AMPLITUDE (dB)
-------------------------------------------------------------------
 A         B           C         D       a       b       c       d
-------------------------------------------------------------------
20.2      25.2        28.9     40.0     0.2     2.2     8.3    25.0
-------------------------------------------------------------------


             Figure 4.1.1. IF UPLINK FILTER AMPLITUDE RESPONSE

                                 [FIGURE 146B]


         FREQUENCY (MHz)                    GROUP DELAY (ns)
-------------------------------------------------------------------
 A/3         A            H            f            g            h
-------------------------------------------------------------------
6.7        20.2         24.6          2.0          3.0         12.0
-------------------------------------------------------------------

             Figure 4.1.2. IF UPLINK GROUP DELAY RESPONSE

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                                       7

4.2.  DIGITAL TRANSMISSION IN FSS AND BSS BANDS

For the FSS or BSS transmit channel from upconverter input to antenna output, the total amplitude and group delay distortions shall not exceed the values specified in Table 4.2.1.


                                        FSS                 BSS
                                 -----------------   -----------------
Frequency (MHz).................     26      30          33     39
Amplitude variation (dBpp)......    0.5     0.7         0.5    0.7
Group delay variation (nspp)....    6.0     8.0         6.0    8.0

               Table 4.2.1 AMPLITUDE AND GROUP DELAY DISTORTIONS

In the case where an RF channel filter network is used, the amplitude and group delay masks specified in Figure 4.2.1 and 4.2.2 shall be met from the HPA output to the antenna output.



                                  (FIGURE 47)




BAND                      FREQUENCY (MHz)                AMPLITUDE (dB)
----                ---------------------------    ----------------------------
                         A       B       C               a       b      c
                       ----    ----    -----            ----    ----   ----
FSS                     26      30      114             0.25    0.35    35
BSS                     33      39      123

               Figure 4.2.1. RF CHANNEL FILTER AMPLITUDE RESPONSE

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                                       8

                                  [FIGURE 46]




BAND       FREQUENCY (MHz)         GROUP DELAY (ns)
           ---------------         ----------------
              A       B               a       b
           -------  ------         ------   ------
FSS           26      30
                                     3.5     5.0
BSS           33      39

                   Figure 4.2.2. RF CHANNEL GROUP DELAY MASK

4.3.   GROUP DELAY EQUALISATION

Equalisation capability shall be provided at the earth station for intrinsic group delay in the earth station transmit equipment and for group delay in the satellite transponder.

     The maximum range of satellite group delay to be equalised at the earth station is given below:

--  Linear    :   +/-1.0 ns/MHz

--  Parabolic :   0.5 ns/MHz(2)













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                                        9

5.     BASEBAND PARAMETERS FOR FM TV TRANSMISSION

5.1.   GENERAL

In general the baseband television signal parameters defined shall be designed in accordance with the relevant definitions and standards for that system and as authorised by SES.

5.2.   PAL TRANSMISSION STANDARD

5.2.1. VIDEO SIGNAL

The transmitted video signal shall correspond to that of ITU-R Report 624-4 and Recommendation 472-3, using PAL values with a maximum video signal bandwidth of 5 MHz.

A lowpass filter at the video input to the modulator shall reject any signal above 6 MHz by at least 40 dB. Up to 5 MHz this filter shall have a group delay ripple of less than +/-20 ns.

The following items present information concerning the basis modulation parameters.

5.2.1.1. FREQUENCY DEVIATION

The utilised peak-to-peak frequency deviation for the video signal shall be 16 MHz/V, assuming the difference between white and black levels to be 0.7 V.

5.2.1.2. ENERGY DISPERSAL

The earth station shall be equipped to add to the TV signal a fixed amplitude symmetrical triangular waveform, phase locked to the video frame rate, capable of producing the specified peak-to-peak deviation of the television carrier. The utilised frequency of that waveform shall be 25 Hz.

The energy dispersal waveform shall be applied automatically and produce the following peak-to-peak deviation of the TV carrier:

     -- In the presence of a modulating signal: 2.0 MHz

     -- In the absence of a modulating signal: 4.0 MHz

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                                       10

5.2.1.3. PRE-EMPHASIS

The utilised pre-emphasis network shall be that defined in the ITU-R Recommendation 405-1 (625 lines).

5.2.2. ON-LINE TESTING

In order to enable service performance monitoring while on-line transmission is present, vertical interval test signals (VITS) shall be inserted on the transmitted baseband video signal. These signals are based on ITU-R Recommendation 473-5, as depicted in Figures 5.2.2.1 - 5.2.2.3 and shall utilise one of the following VITS line modes:


          TEST SIGNAL               LINE        LINE        LINE
          -----------               ----        ----        ----
          CCIR 17..............     17          18          19
          CCIR 18..............     18    or    19    or    20
          CCIR 330.............     330         331         332
          CCIR 331.............     331         332         333

In addition line 22 shall always be used as a "quiet" line to allow the measurement of end-to-end signal/noise ratio or for other purposes specified by SES.

5.2.3. AUDIO SIGNALS

5.2.3.1. AUDIO CHANNEL MODES

The TV carrier shall (normally) be supplemented by a number of audio channels. The following sections describe the various subcarrier configurations that may be used for the transmission of audio channels for both TV-related and non TV-related applications.

Only those subcarriers specified in the Customer's Transponder Agreement shall be utilised and only subcarrier modulation equipment approved by SES shall be employed.

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                                        11

 CHARACTERISTICS MEASURED            WAVEFORM USED                LINE NUMBER
 ------------------------            -------------                -----------
Linear distortions

  Insertion gain........B(2)                    Bar                17 and 330
  Amplitude/frequency
    response............C(2) and C(1)           Multiburst            18
  Line-time waveform
    distortion..........B(2)                    Bar                17 and 330
  Short-time waveform
    distortion:
      step response.....B(2)                    Bar                17 and 330
      pulse response....B(1)                    2T                 17 and 330

  Chrominance-luminance
    gain inequality.....B(2) and G(1), or G(2)  Bar & Subcarr.  17 and 330, 331
                        B(2) and F              Bar & 20T             17

  Chrominance-luminance
    delay inequality....F                       20T                   17


Non-linear distortions

  Luminance line-time
    non-linearity.......D(1)                    Staircase             17
  Chrominance
    non-linearity.......G(2)                    3Step Subcarr.        331
  Luminance-Chrominance
    intermodulation:
      -- differential
         gain...........D(2)                    Modulated             330
      -- differential
         phase..........D(2) and E              Staircase           330, 331
  Chrominance-luminance
    intermodulation.....B(2) and G(1) or G(2)   Bar & Subcarr.      17, 331

                           Table from CCITT-Rec N. 67
                 Figure 5.2.2.1 VERTICAL INTERVAL TEST SIGNALS

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                                       12

                                  [FIGURE 52A]
















                                  [FIGURE 52B]



















               Figure 5.2.2.2.    VERTICAL INTERVAL TEST SIGNALS


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                                       13

                                  [FIGURE 53A]
















                                  [FIGURE 53B]



















               Figure 5.2.2.3.    VERTICAL INTERVAL TEST SIGNALS


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                                       14

5.2.3.2. SUBCARRIER FREQUENCY

The audio subcarriers shall utilise only the frequencies presented in Table
5.2.3.2.1. and shall only be used in the manner indicated in the column "Type", and in accordance with Section 5.2.3.1.


                        Type                       Frequency (MHz)
                        ----                       ---------------
                    Digital Only........................6.12@

                    Digital Only........................6.30@

                    Digital Only........................6.48@

                    Digital Only........................6.66@

                    Digital Only........................6.84@

                 TV sound (A:L/M)........................7.02

                 TV sound (A:R/M)........................7.20

                   D or A (L/M)..........................7.38

                   D or A (R/M)..........................7.58

                   D or A (L/M)..........................7.74

                   D or A (R/M)  ........................7.92

                    Digital Only........................8.10*

                    Digital Only........................8.28*

                    Digital Only........................8.46#

           Low Speed Data for network control...........8.595#

                    Table 5.2.3.2.1. SUBCARRIERS FREQUENCIES

A = analogue companded system with Panda(R)-I parameters.
D = digital stereo 192 kbit/s QPSK signal using ISO 11172-3 Layer II parameters.
L = left stereo      R = right stereo     M = mono
* -    Frequency tolerance of +/-0.005 MHz for all subcarriers
@ - As an option, these five subcarriers may be replaced by a single non-companded analogue subcarrier at 6.50 MHz used for mono TV sound.
+ - These subcarriers may only be used if subcarriers 7.74 and 7.92 MHz are digital.
# - In some applications the use of this subcarrier may be restricted to prevent degradation of the picture quality.
(R) -  Panda is a registered trademark of WEGENER Communications Inc.



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
5.2.3.3. SUBCARRIER BANDWIDTH

A 130 kHz nominal bandwidth shall be utilised for all the analogue companded or digital audio subcarriers. In the case of the non-companded mono subcarrier, the nominal bandwidth of the modulated signal shall be 200 kHz.

5.2.3.4. SUBCARRIER MODULATION INDEX

The modulation index of the subcarrier, BETAscx, is given by the following expression:
            BETAsc = DELTAsc/Fsc

Where BETAscx is the peak deviation produced by the subcarrier in the TV carrier and Fsc is the frequency of the subcarrier, both DELTAsc and Fsc being given in MHz.

For the analogue companded subcarriers, a modulation index of 0.15 shall be utilised. For the digital audio subcarriers, a modulation index of 0.12 shall be utilised. For the network control subcarrier (8.595 MHz) a modulation index of 0.10 shall be utilised. In the case of the non-companded mono subcarrier a modulation index of 0.26 shall be utilised.

5.2.3.5. ANALOGUE AUDIO

5.2.3.5.1. ANALOGUE AUDIO DEVIATION

The peak frequency deviation produced by a 9 dBm0 test tone on the analogue companded subcarriers shall be +/- 50 kHz. In the case of the non-companded mono subcarrier, a 9 dBm0 test tone shall produce a peak frequency deviation of +/- 85 kHz.

5.2.3.5.2. ANALOGUE AUDIO BANDWIDTH

All the analogue audio channels shall provide an audio baseband ranging from 20 Hz to 15 kHz.

5.2.3.5.3. PRE-EMPHASIS

The analogue companded subcarriers shall utilise 75 mu's together with an adaptive pre-emphasis compatible with the WEGENER Communications Panda(R)-I system. The pre-emphasis time constant of the non-companded audio subcarrier shall be 50 mu's.


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
5.2.3.6. DIGITAL AUDIO

The digital audio subcarriers shall utilise ISO 11172-3 Layer II coding system to achieve a CD quality stereo channel and shall conform with the SES document "ASTRA DIGITAL RADIO (ADR)".

5.2.3.6.1. SAMPLING METHOD

The analogue stereo signal input shall be sampled at a rate of 48 ksamples/s. Compression based on the ISO 11172-3 Layer II algorithm shall then be performed to generate a 192 kbit/s digital stereo signal.

5.2.3.6.2. MODULATION METHOD

The digital audio signals shall be modulated using the differential QPSK method, with a convolutional code of rate 3/4, with constraint length 7, CCITT V.35 scrambling shall be employed. An appropriate filter mask shall be applied in the modulator to limit the bandwidth to the same value as for an analogue companded subcarrier.

5.2.3.6.3. AUXILIARY DATA

The format of any auxiliary data in the ISO 11172-3 Layer II data stream shall be agreed by SES in writing.

5.2.3.7. NETWORK CONTROL CARRIER

The maximum data rate shall be 14.4 kbits/s using asynchronous FSK modulation. The modulation index shall be 0.10.

5.2.4. Teletext

The Teletext signal shall conform to the specifications for Teletext System B as defined in ITU-R Recommendation 653, for the case of a 625/50 television system.

THE VBI (VERTICAL BLANKING INTERVAL) SHALL NOT BE USED FOR TRANSMISSION OF ANY OTHER TYPE OF INFORMATION OR SIGNAL WITHOUT PREVIOUS AUTHORISATION IN WRITING FROM SES.

Teletext signals shall only be inserted between lines 7 and 21 inclusive (and the corresponding lines in the second field) other than on those lines used for VITS test signals as specified in paragraph 5.2.2 unless specifically approved in writing by SES.

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
6.   CHANNEL CODING, MODULATION, MULTIPLEXING AND SOURCE CODING FOR DIGITAL
     SERVICES

6.1  GENERAL

Channel coding and modulation equipment shall conform to the following specifications:

     ETS 300 421

     Digital broadcasting systems for television, sound and data services; Framing structure, channel coding and modulation for 11/12 GHz satellite services.

     ETR 154

     Digital broadcasting systems for television; Implementation guidelines for the use of MPEG-2 systems; Video and audio in satellite and cable broadcasting applications.

The transmitted RF carrier spectrum shall not be inverted with respect to the modulator output spectrum. The phase accuracy at the modulator output shall be +/-2 degrees. The amplitude accuracy at the modulator output shall be +/-0.2 dB.

6.2. MODULATION

6.2.1. BSS BANDS

The modulation shall be QPSK at a transmission bit rate of 55.0 Mbit/s, in order to operate with a single carrier at a fixed symbol rate of 27.5 Msym/s.

6.2.2. FSS BANDS

The modulation shall be QPSK at a transmission bit rate of 44.0 Mbit/s, in order to operate with a single carrier at a fixed symbol rate of 22.0 Msym/s.

6.2.3. EARTH STATION DEGRADATION

The E6/No degradation (for the case of FEC 3/4 and BER = 10(7) caused by the earth station equipment shall be less than 0.5 dB. This value shall be verified in a station loop including baseband, IF and RF equipment of the uplink and downlink chain.

6.3.  CHANNEL CODING

Forward Error Correction (FEC) shall conform to the specifications given in section 6.1 and shall permit the use of one or more of the following FEC ratios:
1/2, 2/3, 3/4 or (in the case of FSS 26 MHz bandwidth) 5/6.


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
6.4.  POWER SPECTRUM DENSITY MASK

6.4.1. BSS BANDS

To avoid adjacent channel interference, the RF spectrum at the output of the power amplifier of the earth station shall not exceed the tolerance mask shown in Fig. 6.4.1. It may be necessary to operate the power amplifier in back-off mode in order to achieve this specification.

Frequency Offset (+/-)  Amplitude
        (MHz)             (dB)
----------------------  ---------
      0 - 19.50             0.0                 (FIGURE 58A)
    19.50 - 29.25         -25.0
      >/- 40.00           -40.0

                                        Figure 6.4.1. BSS POWER SPECTRUM MASK

6.4.2. FSS BANDS

To avoid adjacent channel interference, the RF spectrum at the output of the power amplifier of the earth station shall not exceed the tolerance mask shown in Fig. 6.4.2. It may be necessary to operate the power amplifier in back-off mode in order to achieve this specification.

Frequency Offset (+/-)  Amplitude
        (MHz)             (dB)
----------------------  ---------
      0 - 14.75             0.0                 (FIGURE 58B)
    14.75 - 22.50         -25.0
      >/- 30.00           -40.0

                                        Figure 6.4.2. BSS POWER SPECTRUM MASK

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
6.5.   MULTIPLEXING

6.5.1. GENERAL

Multiplexing of video, audio, and data signals shall conform to the following specifications:

     ISO/IEC 13818-1
     Generic coding of moving pictures and associated audio (Part 1: Systems).

     ETR 154
     Digital broadcasting systems for television; implementation guidelines for the use of MPEG-2 systems; Video and audio in satellite and cable broadcasting applications.

6.5.2. Transport Stream

The Transport Stream (excluding error correcting code overhead) shall operate at one of the following bit rates, dependent on the FEC to be used:


                                     TRANSPORT STREAM BIT RATE
                  FEC RATIO                   (MBIT/S)
                  ---------          -------------------------
                                        BSS             FSS
                                     ---------       ---------
                     1/2 ..........    25.34           20.27
                     2/3 ..........    33.79           27.03
                     3/4 ..........    38.01           30.41
                     5/6 ..........     n.a.           33.79

6.5.3. SERVICE INFORMATION

Service Information shall conform to the following specifications:

     ETS 300 458
     Digital broadcasting systems for television, sound and data services: Specification for Service Information (SI) in Digital Video Broadcasting (DVB) systems.

     ETR 211
     Digital broadcasting systems for television; implementation guidelines for the use of MPEG-2 systems; Guidelines on implementation and usage of service information.

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
It is further required to receive the original ASTRA NETWORK
INFORMATION TABLE (NIT) uplinked from Betzdorf and to re-transmit this table in intervals of at least 10 seconds on each locally uplinked ASTRA transponder.

The last version of the original NIT should be kept in memory. This ensures an uninterrupted availability of the NIT in case the original NIT cannot be received.

By means of the local Service information editing station, the transponder specific parts of the NIT can be modified/updated at any time.

A MULTIPLEX DIAGNOSTIC TABLE (MDT) has been defined to provide a mechanism for conveying diagnostic information about the consistency of all multiplexes to the central Network Operations Centre at Betzdorf.

The local uplinks should generate such MDT in the case a service failure occurs for longer than 10 seconds, i.e. if a service component (video, audio, subtitle or accompanied data) or a Service information component (NIT, SDT, EIT or TDT) is missing.

This involves that the local encoders signal corresponding failure information to the local multiplex controller that shall generate the MDT. After the failure has been eliminated, the local uplink stops transmitting the MDT.

Details on the Multiplex Diagnostic Table concept can be found in Annex 1.

In addition it is recommended that a transmitted Service Description Table (SDT) includes the service information about all services on the respective transponder on which it is transmitted, and that an Event Information Table (EIT) includes the event information about all present and following events for all services on the respective transponder.

6.6  SOURCE CODING

Source coding of video and audio signals shall conform to the following specifications:

     ISO/IEC 13818-2/-3

     Generic coding of moving pictures and associated audio (Part 2:
     Video and Part 3: Audio).

     ETR 154

     Digital broadcasting systems for television; Implementation guidelines for the use of MPEG-2 systems; Video and audio in satellite and cable broadcasting applications.


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
7.  ASTRA SATELLITE INFORMATION

7.1.  ASTRA 1 SERIES

Presently, there are six ASTRA satellites (ASTRA 1A to 1F) at the orbital position of 19.2 degrees East. In the middle of 1997, ASTRA 1G will be added to fill the available frequency spectrum at 19.2 degrees East. ASTRA 1G is SES' seventh satellite to be co-positioned at 19.2 degrees East. Adding 16 transponders, the spacecraft will increase the digital transmission capacity on that position to 120 transponders.

The eight satellite at the 19.2 degrees East orbital position, ASTRA 1H will be launched to provide backup capability for the other satellites at that position.

7.1.1.  ASTRA 1 TRANSPONDER FREQUENCY PLAN

Figures 7.1.a. to 7.1.g. present the ASTRA 1 satellite system frequency plans. All transponders are linearly polarised, utilising the polarisation scheme presented in Table 7.1. The two polarisations are orthogonal to each other and the horizontal polarisation has a counter-clockwise rotation of 7.5 degrees relative to the orbit plane, as viewed from the satellite.


TRANSPONDER                   UPLINK                      DOWNLINK
-----------                 ----------                   ----------
Odd.................         Vertical                    Horizontal
Even................        Horizontal                    Vertical
--------------------------------------------------------------------------------
         Table 7.1. -- ASTRA 1 TRANSPONDER POLARISATION SCHEME

All the ASTRA 1 satellites provide four different downlink coverage modes, as detailed in Tables 7.1.a. to 7.1.b. These four modes provide different coverage, concentrating more downlink power in different regions of Europe.

  SATELLITE       ASTRA 1A       ASTRA 1B          ASTRA 1C          ASTRA 1D
  ---------       --------       --------          --------          ---------
    MODE                              TRANSPONDER
    ----                              -----------

Horizontal 1.. 1, 5, 9, 13   17, 21, 25, 29  33, 37, 41, 45      49, 53, 57, 61

Horizontal 2.. 3, 7, 11, 15  19, 23, 27, 31  35, 39, 43, 47, 63  51, 55, 59, 63

Vertical 1.... 4, 8, 12, 16  20, 24, 28, 32  36, 40, 44, 48, 64  52, 56, 60, 64

Vertical 2.... 2, 6, 10, 14  18, 22, 26, 30  34, 38, 42, 46      50, 54, 58, 62

                Table 7.1.a. -- ASTRA 1A to 1D DOWNLINK



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

SATELLITE         ASTRA 1E                ASTRA 1F                 ASTRA 1G
---------         --------                --------                 --------
  MODE                                TRANSPONDER
  ----                                -----------

Horizontal+..... 65, 69, 73, 77, 81    85, 89, 93, 97, 101         105, 109, 113, 117

Horizontal-..... 67, 71, 75, 79        83, 87, 91, 95, 99, 103     107, 111, 115, 119

Vertical-....... 68, 72, 76, 80        84, 88, 92, 96, 100, 104    108, 112, 116, 120

Vertical+....... 66, 70, 74, 78, 82    86, 90, 94, 98, 102         106, 110, 114, 118


                          Table 7.1.b. - ASTRA 1E to 1G DOWNLINK

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



                                  (FIGURE 63)






                       Figure 7.1 a A-BAND FREQUENCY PLAN



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



                                  (FIGURE 64)






                       Figure 7.1 b B-BAND FREQUENCY PLAN



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



                                  (FIGURE 65)






                       Figure 7.1 c C-BAND FREQUENCY PLAN



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



                                  (FIGURE 66)






                       Figure 7.1 d D-BAND FREQUENCY PLAN



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



                                  (FIGURE 67)






                       Figure 7.1 e E-BAND FREQUENCY PLAN



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



                                  (FIGURE 68)






                       FIGURE 7.1 l F-BAND FREQUENCY PLAN



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



                                  (FIGURE 69)






                       FIGURE 7.1 g G-BAND FREQUENCY PLAN



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
7.2.  ASTRA 2 SERIES

As of autumn 1997, a second orbital position at 28.2 degrees East will be activated with the deployment of ASTRA 2A. A second satellite, ASTRA 2B, will be co-located at 28.2 degrees East in late 1998.

ASTRA 2A will have 28 active Ku-band transponders (32 for the first five years) operating in the Broadcast Satellite Services frequency band (11.70 - 12.50
GHz), powered by 100 Watt travelling-wave tube amplifiers.

ASTRA 2B will provide up to 28 highpower Ku-band transponders (30 for the first five years) with an output of 108 Watt each. All transponders can operate over Europe and a steerable antenna offers the capability for up to 16 transponders in the 12.50 - 12.75 GHz frequency range to be activated within any area of the earth visible from 28.2 degrees East.

Co-located at 28.2 degrees East, the two spacecraft will provide SES with a total of 56 transponders in the frequency range 11.70 - 12.75 GHz for digital broadcasts at the second ASTRA orbital position.

7.2.1.  ASTRA 2 TRANSPONDER FREQUENCY PLAN

Figures 7.2.a. and 7.2.b. present the ASTRA 2 satellite frequency plans. All transponders are linearly polarised, utilising the polarisation scheme presented in Table 7.2. The two polarisations are orthogonal to each other and the horizontal polarisation has a counter-clockwise rotation of 7.5 degrees relative to the orbit plane, as viewed from the satellite.

TRANSPONDER                   UPLINK                      DOWNLINK
-----------                 ----------                   ----------
Odd.................         Vertical                    Horizontal
Even................        Horizontal                    Vertical

         Table 7.2. -- ASTRA 2 TRANSPONDER POLARISATION SCHEME

All the ASTRA 2 satellites provide four different downlink coverage modes, as detailed in Table 7.2.a. These four modes provide different coverage, concentrating more downlink power in different regions of Europe.


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


             SATELLITE                       ASTRA 2A                      ASTRA 2B
  -----------------------------    ----------------------------    --------------------------
                                                         TRANSPONDER
                                   ----------------------------------------------------------
     POL.                 BEAM        E-BAND           F-BAND       F-BAND         G-BAND
  ---------              ------    -------------     ----------    ---------    -------------
  Horizontal ..........   South    1, 5, 9, 13, 17    21, 25       29, 33, 37   41, 45, 49, 53
  Horizontal ..........   North    3, 7, 11, 15       19, 23, 27   31, 35, 39   43, 47, 51, 55
  Vertical ............   South    2, 6, 10, 14, 18   22, 26       30, 34, 38   42, 46, 50, 54
  Vertical ............   North    4, 8, 12, 16       20, 24, 28   32, 36, 40   44, 48, 52, 56

                              TABLE 7.2.a. - ASTRA 2A and 2B DOWNLINK

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



                                  (FIGURE 72)






                       FIGURE 7.2a ASTRA 2A FREQUENCY PLAN



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



                                  (FIGURE 73)






                       FIGURE 7.2b ASTRA 2B FREQUENCY PLAN



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
8.    ORBITAL POSITION / STATION KEEPING

The nominal orbital position of the ASTRA 1 satellites is 19.2 degrees East. The orbital position of the ASTRA 2 satellites is 28.2 degrees East.

Under normal operating conditions SES will maintain the ASTRA satellites within the following station-keeping box:

                     +/-0.10 degrees North/South
                     +/-0.10 degrees East/West.

9.    BEACON INFORMATION

The following table shows the beacon frequencies (MHz) for the different spacecraft:


                             Vertical          Horizontal
                             --------          ----------
          ASTRA 1A........... 11203.0            11446.5

          ASTRA 1B........... 11453.5            11696.5

          ASTRA 1C........... 11451.0            11448.5

          ASTRA 1D........... 11454.0            11447.5

          ASTRA 1E........... 11202.0            11948.5

          ASTRA 1F........... 11201.0            10946.5

          ASTRA 1G........... 11701.0            11669.0

          ASTRA 1H........... 11707.0            11693.5

          ASTRA 2A........... 11706.0            11694.5

          ASTRA 2B........... 11708.0

                              11710.0

                TABLE 9.1 BEACON FREQUENCIES (MHz)

At least one beacon will always be operational per spacecraft.

The beacon frequency stability is 1 ppm per day. Under normal operating conditions the minimum beacon e.i.r.p. on any spacecraft shall be 16 dBW. For the design of suitable tracking antenna systems, the following information regarding the appropriate ASTRA ranging and telemetry characteristics shall be used as a baseline.

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
9.1.  ASTRA 1A AND ASTRA 1B BEACON DETAILS

The following characteristics apply to both ASTRA 1A and ASTRA 1B.

PCM Telemetry    : Phase modulation of beacon carrier by PCM (Biphase L)
                   telemetry to a peak deviation of 1.0+/-0.1 radians. Data rate is 1 kbit/s.

Analog Telemetry : Phase modulation of beacon carrier by frequency modulated
                   14.5 kHz subcarrier to a peak deviation of 1.0+/-0.1 radians.

Ranging          : Phase modulation of beacon carrier by ranging signals
                   at 19 kHz or 27.777 kHz to a peak deviation of 1.0+/-0.1 radians.

Ranging + PCM
Telemetry        : Phase modulation of beacon carrier by composite
                   ranging signals at 19 kHZ or 27.777 kHz together with PCM telemetry data signal to a peak deviation of 1.0+/-0.1 radians. In absence of ranging signals, the deviation of PCM data alone is 0.5+/-0.05 radians.

There are four ranging tones. The first three ranging tones at 35.43 Hz,
283.45 Hz and 3968.25 Hz serially frequency modulate the 19 kHz subcarrier. The fourth ranging tone is at 27.777 kHz.

9.2.  ASTRA 1C, 1D, 1E, 1F, 1G, 1H AND 2A BEACON DETAILS

The following characteristics apply to the beacons on ASTRA 1C, 1D, 1E, 1F, 1G, 1H and 2A.

During PCM-mode, the beacon is phase modulated (PM) by a telemetry subcarrier with a subcarrier frequency of 32 kHz and a modulation index of 1.25+/-0.15 radians. The subcarrier is biphase modulated by telemetry data.

During ranging mode, the 32 kHz subcarrier is switched off and the beacon is phase modulated by sequences of 4 ranging tones with a modulation index of 1.00+/-0.15 radians.

9.4.  ASTRA 2B BEACON DETAILS

The following characteristics apply to the beacons on ASTRA 2B.

During PCM mode, the beacon is phase modulated (PM) by a telemetry subcarrier with a subcarrier frequency of 32 kHz and a peak modulation index of 1.5 radians. The subcarrier is coherent PSK modulated by telemetry data.


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
During ranging mode, the 32 kHz subcarrier is switched off and the beacon is phase modulated by a ranging tone, which itself is modulated by an ambiguity resolution code. The peak modulation index during ranging is 0.7 radians.

During simultaneous PCM and ranging on the TM downlink signal, the PCM-modulated 32 kHz subcarrier and ranging tone are combined into one baseband signal, which modulates the main carrier with max, effective modulation indices of 1.4 radians for the PCM-signal and 0.4 radians for the ranging tone.






















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
ANNEX 1

                       SOCIETE EUROPEENNE DES SATELLITES
                              TECHNICAL DEPARTMENT

                        MULTIPLEX DIAGNOSTIC TABLE (MDT)

1    INTRODUCTION

In a digital broadcast environment with a multitude of services there is a need for highly automated means to monitor and subsequently to provide information (e.g. failure messages) about the availability of services as well as of service components such as video, audio and subtitling and a Service Information tables.

In order to support the detection of service failures, to provide information for remedial measures and to efficiently log such events, a transport mechanism, the Multiplex Diagnostic Table (MDT) has been defined. This system will serve for conveying diagnostic information about the consistency of all DVB/MPEG-2 multiplexes on ASTRA to the central Digital Network Operations Centre (DINO) of Societe Europeenne des Satellites (SES).

2    FUNCTIONALITY

MDTs can be generated at any point in the transmission chain to signal missing streams (e.g. video, audio, subtitle or accompanied data) of Service Information components (e.g. NIT, SDT, EIT or TDT) within a multiplex. As the underlying concept of the MDT system is to detect and signal failures at the point where they are generated, the system supervisor of the DVB/MPEG-2 encoding, multiplexing and modulation equipment should monitor the correct functioning of all equipment modules and should generate an MDT in the case a service failure occurs for longer than 10 seconds.

MDTs shall then be periodically transmitted every 10 seconds until the failure is fixed. In addition to faulty equipment modules also missing input streams can be identified by subsequent modules in the transmission chain which then generate corresponding MDTs.

This principle will be applied e.g. by the special monitor IRDs of the DINO which can not only receive and extract incoming MDTs from the multiplexes but also can generate MDTs in the case e.g. Service Information components are missing. All MDTs are being fed via the ASTRA Service Information Update System (ASIUS) into the Service Availability System (SAS) of the Digital Network Operations Centre. Upon reception of an MDT an alert is initiated by the DINO computer system which then enables the operator to act appropriately based on detailed transponder specific diagnostic information provided together with the alert message.


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
3   SYNTAX OF THE MULTIPLEX DIAGNOSTIC TABLE (MDT)

The syntax of the MDT is conforming to the one defined in the standard ISO/IEC 13818-1 for the definition of private sections.

As defined in that standard, private data may be sent in transport stream packets with PID not listed in the Program Map Table sections.

Therefore, Multiplex Diagnostic Tables shall be carried on PID 0x1FFD using the normal payload unit start indicator/pointer field mechanism described in the standard ISO/IEC 13818-1. This PID shall not be used for any other purpose on the ASTRA Satellite Network. A MDT must be inserted in maximum one Transport Stream Packet resulting in a maximum table size of 184 bytes.

multiplex diagnostic section()[
     table id.................................   8      uimsbf
     section syntax indicator.................   1      bslbf
     SES reserved.............................   1      bslbf
     ISO reserved.............................   2      bslbf
     section length...........................  12      uimsbf
     transport stream id......................  16      uimsbf
     original network id......................  16      uimsbf
     MDT version number.......................   4      uimsbf
     Fault source.............................  12      uimsbf
     Fault type...............................  16      uimsbf
     for (l=0;i<N;i++)[
            Fault major.......................  16      uimsbf
            Fault minor.......................  16      uimsbf
     ]

TABLE ID = 0xB0

SECTION SYNTAX INDICATOR = 0

SES RESERVED = 1

SECTION LENGTH: This is a 12 bit field, the first two bits of which shall be "00". It specifies the number of bytes of the section, starting immediately following the section length field. The section length shall not exceed 181 bytes so that the entire section has a maximum length of 184 bytes.

TRANSPORT STREAM ID: This is a 16 bit field which serves as a label to identify the transport stream where the error or warning has occurred.



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ORIGINAL NETWORK ID: This 16 bit field gives the label identifying the network id of the originating delivery system of the transport stream where the error or warning has occurred.

MDT VERSION NUMBER: This 4 bit field identifies the version number of the MDT structure. Currently, the MDT version number shall be set to "0".

FAULT SOURCE: This is a code that, together with the transport stream id and the original network id, identifies the origin of the failure. Fault source values can be defined by the operator of the transport stream within the ranges defined in Table 1.

FAULT TYPE: This 16 bit field identifies the basic type of errors or warnings. Only values described in Table 2 are defined. In every MDT section only one Fault type shall be listed resulting in only one basic type of error or warning per MDT.

FAULT MAJOR: This 16 bit field provides more detailed information about the errors or warnings as defined by the Fault type. Depending on the value of the Fault type, the Fault major has different meanings. Currently, only the values given in Table 4 and 5 are defined. If for a Fault type no Fault major code is defined, the loop within the MDT shall be empty. If for a Fault type several Fault major codes are defined the loop may contain more than one of these codes. In case of missing components of a service (Fault type = 0x0100) the Fault major code is equal to the service id of this service.

FAULT MINOR: This field provides additional information about the error or warning as described by the combination of Fault type and Fault major. If no Fault minor code is defined for a Fault major code, the Fault minor field shall be present and all bits shall be set to "1". For the time being Fault minor is only defined for Fault type = 0x0100 (Component of service missing) as described in Table 3. In that case the service id of the service comprising the missing component is defined in the Fault major field and the missing component is defined in the Fault minor field.


-------------------------------------------------------------------------------
ASTRA Access Agreement                        SOCIETE EUROPEENNE DES SATELLITES
1 August 1996                                 CONFIDENTIAL          PROPRIETARY

TABLE 1: FAULT SOURCE

        FAULT SOURCE RANGE                            DESCRIPTION
              0x0000                                   UNDEFINED
        ------------------                            -----------
        0x0001,...,0x0064                       SI-editing & controller
        0x0065,...,0x01F4                            Audio encoder
        0x01F5,...,0x0226                            Video encoder
        0x0227,...,0x03B6                            Data inserter
        0x03B7,...,0x03E8                              CA system
        0x03E9,...,0x041A                             Multiplexer
        0x041B,...,0x044C                            Re-multiplexer
        0x044D,...,0x047E                               Modulator
        0x047F,...,0x060E                                Decoder
        0x060F,...,0x064O                         Network termination
        0x0641,...,0x0A00                            ASTRA reserved
        0x0A01,...,0x0FFF                             User defined


TABLE 2: FAULT TYPE

            FAULT TYPE                                DESCRIPTION
              0x0000                                   UNDEFINED
            ----------                                -----------
              0x0001                                  NIT missing
              0x0002                                  SDT missing
              0x0004                                  EIT missing
              0x0008                                  TDT missing
              0x0009                                  PAT missing
              0x000A                                  CAT missing
              0x0100                          Component of service missing
    Other fault type <= 0x0800                       ASTRA reserved
        Fault type > 0x0800                           User defined

-------------------------------------------------------------------------------
ASTRA Access Agreement                        SOCIETE EUROPEENNE DES SATELLITES
1 August 1996                                 CONFIDENTIAL          PROPRIETARY

  TABLE 3: FAULT MINOR CODES FOR FAULT TYPE VALUE = 0x0100 (COMPONENT MISSING) (FAULT MAJOR SPECIFIES THE SERVICE ID OF THE SERVICE WITH MISSING COMPONENTS.)

             FAULT MINOR
      IF FAULT TYPE = 0x0100                      DESCRIPTION
      ----------------------                      -----------
               0x0001                       Video component missing
               0x0002                       Audio component missing
               0x0004                    EBU Teletext subtitles missing
               0x0008                    Associated EBU Teletext missing
               0x0010                        Data component missing
               0x0020                        DVB subtitling missing
               0x0040                              PMT missing
            Other values                          ASTRA reserved




     TABLE 4: FAULT MAJOR CODES FOR FAULT TYPE VALUE = 0x0002 (SDT MISSING)

            FAULT MAJOR
IF FAULT TYPE = 0x0002 (SDT MISSING)              DESCRIPTION
------------------------------------              -----------
               0x0001                          DVB-SI SDT missing
            Other values                         ASTRA reserved




     TABLE 5: FAULT MAJOR CODES FOR FAULT TYPE VALUE = 0x0004 (EIT MISSING)

            FAULT MAJOR
IF FAULT TYPE = 0x0004 (EIT MISSING)              DESCRIPTION
------------------------------------              -----------
               0x0001                          DVB-SI EIT missing
            Other values                         ASTRA reserved



--------------------------------------------------------------------------------
ASTRA Access Agreement                         SOCIETE EUROPEENNE DES SATELLITES
1 August 1996                                  CONFIDENTIAL          PROPRIETARY

                                   ASTRA LOGO





                     SOCIETE EUROPEENNE DES SATELLITES S.A.
                    L - 6815 CHATEAU DE BETZDORF, LUXEMBOURG


                              TEL: (352) 710725-1
                             FAX: (352) 710725-548


           ASTRA is a trademark of Societe Europeenne des Satellites. The information and data contained herein are subject to change.

                                  [ASTRA LOGO]



                            ASTRA SERVICE INFORMATION
                                 UPDATE SYSTEM
                                    (ASIUS)



                             TECHNICAL DESCRIPTION







SES-ASIUS
SYE-045/12-96

06 DECEMBER 1996                                                  CONFIDENTIAL

                               TABLE OF CONTENTS

1    INTRODUCTION............................................................  2

2    CONCEPT OF THE ASTRA SERVICE INFORMATION UPDATE SYSTEM..................  2

3    FUNCTIONAL FEATURES OF ASIUS............................................  5

     3.1  SI Data Structures considered by ASIUS.............................  5

          3.1.1  Network Information Table (NIT).............................  5

          3.1.2  Service Description Table (SDT).............................  5

          3.1.3  Multiplex Diagnostic Table (MDT)............................  9

     3.2  SI Data Acquisition................................................  9

     3.3  SI Data Processing................................................. 10

     3.4  SI Data Distribution............................................... 10

4    GLOSSARY................................................................ 12

5    REFERENCES.............................................................. 13

     ANNEX 1................................................................. 14


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
1    INTRODUCTION

Service Information (SI) systems for Digital Video Broadcast are considered by broadcasters and also by network operators as one of the crucial elements in digital transmission of video, audio and data signals. With the plethora of services being available in the digital age, an effective means of guiding consumers around the various services on offer is an essential pre-requisite of any consumer oriented digital transmission and reception system. Beyond informing about the available services, there is also a need to allow for the quick acquisition of any service that can be received.

Based on the DVB SI specification Societe Europeenne des Satellites (SES) has developed the ASTRA Service Information Update System (ASIUS) for providing tuning information and also for informing the digital IRDs about all services on the ASTRA network. In addition ASIUS monitors the Service Information on all transponders, checks the presence and the correctness of this data and provides also diagnostics information on the consistency of the multiplexes.


2    CONCEPT OF THE ASTRA SERVICE INFORMATION UPDATE SYSTEM

The ASTRA Service Information Update System (ASIUS) is an application of the DVB Service Information specification as standardised in ETS 3000468/1/ and may serve the Digital Satellite IRD to quickly tune to the receivable services on ASTRA. It also enables the presentation of services and broadcasters in a convenient way to the consumer.

This is achieved by compiling and transmitting an ASTRA Network Information Table (ASTRA NIT) providing tuning information as well as an ASTRA Service Description Table (ASTRA SDT) containing information about all services on all transponders on the ASTRA network. Thus the IRD is enabled to present the names of all services on ASTRA, the names of all corresponding broadcasters (service providers) and the service_types such as TV, Radio, Teletext or data services, without having to tune to each transponder.

The concept for the ASIUS involves the transmission of the ASTRA NIT on each transponder. This NIT conveys information about the physical parameters of all multiplexes on ASTRA (frequency, symbol rate, etc.) as well as the information about the network itself (ID, name, satellite position).

Furthermore, the concept involves the transmission of the ASTRA SDT on two ASTRA Service Information channels (Barker Channels), one with horizontal and one with vertical polarization.

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
As it is the objective to provide up-to-date network information and service description data about all transponders on ASTRA, a concept for an automatic updating of the ASTRA NIT/SDT has been developed, considering all updates from the Betzdorf earth station as well as the remote uplinks.

The ASTRA NIT is mainly under the administration of SES (network operator) except for parts as e.g. the Forward Error Correction (FEC) scheme which may be adjusted by the remote uplink operators.

The multiplex specific SDTs are under the administration of the broadcasters. ASIUS receives the SDTs transmitted on all transponders, extracts those parts directly related to each respective transponder and compiles and ASTRA SDT with service description information (e.g. service names, service providers, service types) about all services on ASTRA.


                                   FIGURE 86


Figure 1: Transmission and updating of ASTRA NIT and SDT tables

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
The process of updating the ASTRA NIT and ASTRA SDT is illustrated in Figure 1. The process involves the following steps:

1. The ASTRA NIT can be received at all remote uplink stations outside Betzdorf and can then be inserted into the remotely uplinked multiplexes. The ASTRA SDT is transmitted on two transponders (one with horizontal, one with vertical polarization) from Betzdorf and therefore does not have to be received/inserted at the remote uplinks.

2. Any remote uplink operator can at any time update the information in the NIT related to his remote uplink (i.e. change the FEC scheme of his transponder and/or add a service list descriptor) and/or the corresponding service description data in the SDT and insert the data into the remote multiplex.

3.  At Betzdorf, the NIT/SDT processing system performs the following tasks:

    a) receive all Transport Streams of ASTRA,

    b) extract those parts of the NITs and SDTs which have been altered by the remote uplinks,

    c) compile this update information to generate new versions of the ASTRA NIT and SDT,

    d) insert the updated ASTRA NIT into all multiplexes uplinked from Betzdorf,

    e) insert the updated ASTRA SDT into the multiplexes carrying the ASTRA Service Information channels.

4. The remote uplinks again can receive this updated ASTRA NIT and insert the data into the remotely uplinked multiplexes.

After step 3, a complete update process of the ASTRA NIT and ASTRA SDT is performed. The update process is continuously repeated. Thus, all remotely mastered updates are almost immediately available in the ASTRA NIT/SDT.

The update process for the ASTRA NIT/SDT is stable since for each part of the data there is only one master uplink assigned which is allowed to edit updates. Other uplinks are slaves concerning the data mastered by a specific up-link operator and therefore only insert the received updated data into their own remote up-link.

The interconnection between ASIUS and other equipment of the Digital Network Operations Centre (DINO) at Betzdorf is illustrated in Figure 2.

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06 December 1996                                                 CONFIDENTIAL
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
3     FUNCTIONAL FEATURES OF ASIUS

3.1   SI DATA STRUCTURES CONSIDERED BY ASIUS

Regarding the various tables defined by MPEG-2 and by the DVB project, there are only a few relevant for the ASIUS. These are the Network Information Table, the Service Description Table, the Event Information Table (EIT), and the Time and Date Table (TDT).

3.1.1 NETWORK INFORMATION TABLE (NIT)

The structure of the Network Information Table is presented in Figure 3. The ASTRA NIT is divided in sections according to the MPEG-2 syntax. Each section includes a loop over network related descriptors which is used for conveying the network name descriptor and the linkage descriptors to the ASTRA Service Information channel.

For each transport stream the NIT contains a loop over transport stream related descriptors including the satellite delivery system descriptor with information such as frequency, polarisation, modulation, symbol rate and FEC scheme. Conveying an optional service list descriptor in that loop of the NIT is not considered by ASIUS.

3.1.2 ASTRA SERVICE DESCRIPTION TABLE (SDT)

The structure of the Service Description Table is illustrated in Figure 4. The ASTRA SDT is also divided into sections according to the MPEG-2 syntax. For each Transport Stream at least one section with service description data is transmitted. All SDT sections include a loop over all services on the corresponding Transport Stream. For each service a loop of descriptors including service descriptor and country availability descriptor is conveyed.

NVOD reference descriptor and time shifted service descriptor are also considered by ASIUS. In order to identify the actual Transport Stream on which Service Information is received and thus to identify the relevant SI parts that have been updated at a remote uplink, the corresponding transports stream id can be found in each header of a service description section for the actual Transport Stream /1/.

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06 December 1996                                                   CONFIDENTIAL

                                   FIGURE 89


Figure 2: Interconnection between ASIUS and the Digital NOC

SES - ASIUS                                                        CONFIDENTIAL
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                                       6

                        NETWORK INFORMATION TABLE (NIT)

                                ACTUAL NETWORK                  OTHER NETWORK
                ---------------------------------------------   -------------
                SECTION 1           SECTION 2       SECTION 3
                ---------           ---------       ---------

               network id
             section number


FOR 1=0 ... N NETWORK DESCRIPTORS

        network name descriptor
          linkage descriptor

FOR 1 =0 ... N TRANSPORT STREAMS

        transport stream id
        original network id

 FOR 1=0 ... N TRANSPORT DESCRIPTORS

       delivery system descriptor

              Figure 3: Structure of the Network Information Table

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                                       7

                        SERVICE DESCRIPTION TABLE (SDT)

                                 ACTUAL TRANSPORT STREAM
                ---------------------------------------------------------
                                                                 OTHER
                                                    TRANSPORT   TRANSPORT
                      TRANSPORT STREAM 1             STREAM 2    STREAM
                -------------------------------    -----------  ---------
                 SECTION 1           SECTION 2      SECTION 3

            transport stream id
             section number
            original network id

for 1=0 ... N services

            service id
         scrambling yes/no

     for 1=0 ... N descriptors

              service descriptor
       country availability descriptor
          NVOD reference descriptor
       time shifted service descriptor

Figure 4: Structure of the Service Description Table

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                                       8

3.1.3  MULTIPLEX DIAGNOSTIC TABLE (MDT)

In a digital broadcast environment with a multitude of services there is a need for highly automated means to monitor and subsequently to provide information (e.g. failure messages) about the availability of services as well as of service components such as video, audio and subtitling and of Service Information tables.

In order to support the detection of service failures, to provide information for remedial measures and to efficiently log such events, a transport mechanism, the Multiplex Diagnostic Table (MDT) has been defined by SES. This system is serving for conveying diagnostic information about the consistency of all DVB/MPEG-2 multiplexes on ASTRA to the central DINO in Betzdorf.

MDTs can be generated at any point in the transmission chain to signal missing streams (e.g. video, audio, subtitle or accompanied data) or Service Information components (e.g. NIT, SDT, EIT or TDT) within a multiplex. As the underlying concept of the MDT system is to detect and signal failures at the point where they are generated, the system supervisor of the DVB/MPEG-2 encoding, multiplexing and modulation equipment should monitor the correct functioning of all equipment modules and should generate an MDT in the case a service failure occurs for longer than 10 seconds.

MDTs shall then be periodically transmitted every 10 seconds until the failure is fixed. In addition to faulty equipment modules also missing input streams can be identified by subsequent modules in the transmission chain which then generate corresponding MDTs.

This principle is applied e.g. by the special monitor IRDs of the DINO which can not only receive and extract incoming MDTs from the multiplexes but also can generate MDTs in the case e.g. Service Information components are missing. All MDTs are being fed via the ASIUS into the Service Availability System (SAS) of the Digital Network Operations Centre. Upon reception of an MDT an alert is initiated by the DINO computer system which then enables the operator to act appropriately based on detailed transponder specific diagnostic information provided together with the alert message.

Details about the MDT concept can be found in Annex 1.

3.2  SI DATA ACQUISITION

The ASTRA Service Information Update System in Betzdorf includes the reception of all Transport Streams of the ASTRA Satellite System. From these Transport Streams the relevant SI is extracted and passed over to the ASIUS processing station. This includes the NIT for the actual network (ASTRA) and the SDT for the actual Transport Stream. If a MDT has been received (which occurs only in case of a failure), it will also be transferred


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                                        9
to ASIUS.

The following processing steps have been implemented in ASIUS for the SI data acquisition:

1.   Reception of the DVB/MPEG-2 Transport Streams from all ASTRA transponders.

2. Extraction of all transponders SI data (NIT, MDT, SDT, EIT, TDT). By means of the version number mechanism provided in each section syntax, the IRD considers only the updated parts of this data.

3. Transmission of all the updates from the IRDs to ASIUS. The IRDs furthermore monitor the availability of the NIT, SDT, EIT and TDT (Time and Date Table) in each Transport Stream and shall generate a Multiplex Diagnostic Table and transmit it to the ASIUS processor, if a failure is detected.

3.3  SI DATA PROCESSING AND MONITORING

After having received an update the ASIUS compiles a new version of the ASTRA NIT and ASTRA SDT. Since the system has immediate access to all SI data on the ASTRA network it monitors the presence, correctness, and also the consistency of the SI data. In case of an erroneous situation an alarm is triggered and the operators in the DINO are informed.

3.4  SI DATA DISTRIBUTION

After the compilation of the received SI data by the ASIUS processor, the updated ASTRA NIT is transmitted on all transponder uplinked from Betzdorf. The ASTRA SDT is inserted into the two transponders which contain the ASTRA Service information channel. In addition a linkage descriptor is inserted in the ASTRA NIT, which is available on all transponders. This descriptor points to transport stream ids and service ids of the ASTRA Service Information channels.

If the consumer wants to have access to the ASTRA SDT the IRD will read the linkage descriptor and tune to one of the corresponding transponders. After the reading of the ASTRA SDT all services available on the ASTRA Satellite System could be displayed. It is however assumed that certain filter mechanisms would be applied to the data before displaying the information in a consumer friendly way. More details on the functionality of the ASTRA Service Information channel are described in SES' Technical Recommendations for Digital IRDs' /2/. A flow chart of the access functionality for the ASTRA SDT is depicted in Figure 5.

SES-ASIUS                                                           CONFIDENTIAL
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                                       10

                                  (FIGURE 94)






Figure 5: Example of the access functionality for the ASTRA SDT

SES-ASIUS                                                           CONFIDENTIAL
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                                       11

4       GLOSSARY

ASIUS   ASTRA Service Information Update System

DNO     Digital Network Operation Centre

DVB     Digital Video Broadcasting

DTH     Direct-to-Home satellite transmission

FEC     Forward Error Correction

IRD     Integrated Receiver Decoder

MDT     Multiplex Diagnostic Table

NIT     Network Information Table

NOC     Network Operation Centre

NVOD    Near-Video-On-Demand

SDT     Service Description Table

SES     Societe Europeenne des Satellites

SI      Service Information

SMATV   Satellite Master Antenna Television

SES-ASIUS                                                          CONFIDENTIAL
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                                       12

5    REFERENCES

/1/ ETS 300 458 "Digital broadcasting systems for television, sound and data services; specification for Service Information (SI) in Digital Video Broadcasting (DVB) Systems"

/2/  "Technical Recommendations for Digital Integrated Receiver Decoders", SES


SES-ASIUS                                                           CONFIDENTIAL
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                                       13

Annex 1

                       SOCIETE EUROPEENNE DES SATELLITES
                              TECHNICAL DEPARTMENT


                        MULTIPLEX DIAGNOSTIC TABLE (MDT)


1    INTRODUCTION

In a digital broadcast environment with a multitude of services there is a need for highly automated means to monitor and subsequently to provide information (e.g. failure messages) about the availability of services as well as of service components such as video, audio and subtitling and of Service Information tables.

In order to support the detection of service failures, to provide information for remedial measures and to efficiently log such events, a transport mechanism, the Multiplex Diagnostic Table (MDT) has been defined. This system is serving for conveying diagnostic information about the consistency of all DVB/MPEG-2 multiplexes on ASTRA to the central Digital Network Operations Centre (DINO) of Societe Europeenne des Satellites (SES).

2    FUNCTIONALITY

MDTs can be generated at any point in the transmission chain to signal missing streams (e.g. video, audio, subtitle or accompanied data) or Service Information components (e.g. NIT, SDT, EIT or TDT) within a multiplex. As the underlying concept of the MDT system is to detect and signal failures at the point where they are generated, the system supervisor of the DVB/MPEG-2 encoding, multiplexing and modulation equipment should monitor the correct functioning of all equipment modules and should generate an MDT in the case a service failure occurs for longer than 10 seconds.

MDTs shall then be periodically transmitted every 10 seconds until the failure is fixed. In addition to faulty equipment modules also missing input streams can be identified by subsequent modules in the transmission chain which then generate corresponding MDTs.

This principle is applied e.g. by the special monitor IRDs of the DINO which can not only receive and extract incoming MDTs from the multiplexes but also can generate MDTs in the case e.g. Service Information components are missing. All MDTs are being fed via the ASTRA Service Information Update System (ASIUS) into the Service Availability System (SAS) of the Digital Network Operations Centre. Upon reception of an MDT an alert is initiated by the DINO computer system which then enables the operator to act

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                                       14
appropriately based on detailed transponder specific diagnostic information provided together with the alert message.

3    SYNTAX OF THE MULTIPLEX DIAGNOSTIC TABLE (MDT)

The syntax of the MDT is conforming to the one defined in the standard ISO/IEC 13818-1 for the definition of private sections.

As defined in that standard, private data may be sent in Transport Stream packets with PID not listed in the Program Map Table sections.

Therefore, Multiplex Diagnostic Tables shall be carried on PID 0x1FFD using the normal payload unit start indicator/pointer field mechanism described in the standard ISO/IEC 13818-1. This PID shall not be used for any other purpose on the ASTRA Satellite Network. A MDT must be inserted in maximum one Transport Stream Packet resulting in a maximum table size of 184 bytes.

multiplex diagnostic section()[
  table id..................................................   8 uimsbf
  section syntax indicator..................................   1 bslbf
  SES reserved..............................................   1 bslbf
  ISO reserved..............................................   2 bslbf
  section length............................................  12 uimsbf transport stream id.......................................  16 uimsbf original network id.......................................  16 uimsbf
  MDT version number........................................   4 uimsbf
  Fault source..............................................  12 uimsbf
  Fault type................................................  16 uimsbf for (I=O;i<N:i++)[
    Fault major.............................................  16 uimsbf
    Fault minor.............................................  16 uimsbf
  ]

TABLE ID = 0xB0

SECTION SYNTAX INDICATOR = 0

SES RESERVED = 1

Section length: This is a 12 bit field, the first two bits of which shall be "00". It specifies the number of bytes of the section, starting immediately following the section length field. The section length shall not exceed 181 bytes so that the entire section has a maximum length of 184 bytes.

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
TRANSPORT STREAM ID: This is a 16 bit field which serves as a label to identify the Transport Stream where the error or warning has occurred.

ORIGINAL NETWORK ID: This 16 bit field gives the label identifying the network id of the originating delivery system of the Transport Stream where the error or warning has occurred.

MDT VERSION NUMBER: This 4 bit field identifies the version number of the MDT structure. Currently, the MDT version number shall be set to "0".

FAULT SOURCE: This is a code that, together with the transport stream id and the original network id, identifies the origin of the failure. Fault source values can be defined by the operator of the Transport Stream within the ranges defined in Table 1.

FAULT TYPE: This 16 bit field identifies the basic type of errors or warnings. Only values described in Table 2 are defined. In every MDT section only one Fault type shall be listed resulting in only one basic type of error or warning per MDT.

FAULT MAJOR: This 16 bit field provides more detailed information about the errors or warnings as defined by the Fault type. Depending on the value of the Fault type, the Fault major has different meanings. Currently, only the values given in Table 4 and 5 are defined. If for a Fault type no Fault major code is defined, the loop within the MDT shall be empty. If for a Fault type several Fault major codes are defined the loop may contain more than one of these codes. In case of missing components of a service (Fault type = 0x0100) the Fault major code is equal to the service id of this service.

FAULT MINOR: This field provides additional information about the error or warning as described by the combination of Fault type and Fault major. If no Fault minor code is defined for a Fault major code, the Fault minor field shall be present and all bits shall be set to "1". For the time being Fault minor is only defined for Fault type = 0x0100 (Component of service missing) as described in Table 3. In that case the service id of the service comprising the missing component is defined in the Fault major field and the missing component is defined in the Fault minor field.


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                                       16

TABLE 1: FAULT_SOURCE


FAULT SOURCE RANGE                   DESCRIPTION
------------------                   -----------
    0x0000                            Undefined
0x0001,...,0x0064               SI-editing & controller
0x0065,...,0x01F4                    Audio encoder
0x01F5,...,0x0226                    Video encoder
0x0227,...,0x03B6                    Data inserter
0x03B7,...,0x03E8                      CA system
0x03E9,...,0x041A                     Multiplexer
0x041B,...,0x044C                   Re-multiplexer
0x044D,...,0x047E                      Modulator
0x047F,...,0x060E                       Decoder
0x060F,...,0x0640                 Network termination
0x0641,...,0x0A00                   ASTRA reserved
0x0A01,...,0x0FFF                    User defined



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                                       17

TABLE 2: FAULT TYPE

                  FAULT TYPE                   DESCRIPTION
                  ----------                   -----------
                    0x0000                      Undefined
                    0x0001                     NIT missing
                    0x0002                     SDT missing
                    0x0004                     EIT missing
                    0x0008                     TDT missing
                    0x0009                     PAT missing
                    0x000A                     CAT missing
                    0x0100              Component of service missing
          Other fault type <= 0x0800         ASTRA reserved
            Fault type > 0x0800               User defined

TABLE 3: FAULT MINOR CODES FOR FAULT TYPE VALUE = 0x0100 (COMPONENT MISSING) (Fault major specifies the service id of the service with missing components.)

                 FAULT MINOR
           IF FAULT TYPE = 0x0100              DESCRIPTION
           ----------------------              -----------
                   0x0001                 Video component missing
                   0x0002                 Audio component missing
                   0x0004              EBU Teletext subtitles missing
                   0x0008              Associated EBU Teletext missing
                   0x0010                  Data component missing
                   0x0020                  DVB subtitling missing
                   0x0040                       PMT missing
               Other values                   ASTRA reserved

SES-ASIUS                                                          CONFIDENTIAL
SYS-240/12

15 December 1995

TABLE 4: FAULT MAJOR CODES FOR FAULT TYPE VALUE = 0X0002 (SDT MISSING)

                    FAULT MAJOR
        IF FAULT TYPE = 0x0002 (SDT MISSING)       DESCRIPTION
        ------------------------------------       -----------
                      0x0001                    DVB-SI SDT missing
                   Other values                   ASTRA reserved

TABLE 5: FAULT MAJOR CODES FOR FAULT TYPE VALUE = 0X0004 (EIT MISSING)

                    FAULT MAJOR
        IF FAULT TYPE = 0X0004 (SDT MISSING)       DESCRIPTION
        ------------------------------------       -----------
                      0x0001                    DVB-SI EIT missing
                   Other values                   ASTRA reserved

        The information and data contained herein are subject to change.

                     Societe Europeenne des Satellites S.A.
                     L-6815 Chateau de Betzdorf, Luxembourg
                 Tel.: (352) 71 07 25-1, Fax: (352) 71 07 25-548


SES-ASIUS                                                           CONFIDENTIAL
SYS-240/12-95

15 December 1995

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